1 EXECUTION VERSION SECOND AMENDMENT to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 12, 2023 (this “Amendment”), among UGI CORPORATION, a Pennsylvania corporation (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent. W I T N E S S E T H : WHEREAS, the parties hereto have entered into that certain Amended and Restated Credit Agreement, dated as of May 4, 2021 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, the Lenders party thereto, the Administrative Agent and the other parties thereto; WHEREAS, certain of the Loans under the Existing Credit Agreement incur or are permitted to incur interest, fees or other amounts based on the LIBO Rate in accordance with the terms of the Existing Credit Agreement; and WHEREAS, the Administrative Agent, the Borrower and the Lenders party hereto have determined in accordance with the Existing Credit Agreement that the LIBO Rate should be replaced with the applicable Benchmark Replacement for all purposes under the Amended Credit Agreement and any Loan Document and the parties to this Amendment hereby agree that such changes shall become effective on the Amendment Effective Date (as defined below). NOW, THEREFORE, the parties hereto agree as follows: Section 1. Amendments to the Existing Credit Agreement. In each case with effect on and after the Amendment Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated in the same manner as the following example: stricken text) and to add the double-underlined text (indicated in the same manner as the following example: double-underlined text) as set forth in the copy of the Amended Credit Agreement attached as Annex I hereto. Section 2. Conditions to Amendment Effective Date. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction of the following conditions precedent: (a) the Administrative Agent shall have received, from each of the Borrower, the Administrative Agent and Lenders under the Existing Credit Agreement as of the Amendment Effective Date, a counterpart of this Amendment, signed on behalf of such party; and (b) the Administrative Agent shall have received payment of all fees and other amounts due and payable on or prior to the Amendment Effective Date, including the Administrative Agent’s and its affiliates’ reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment in accordance with Section 9.03(a) of the Existing Credit Agreement. Section 3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows: ACTIVE 246307048v.5 Exhibit 10.1

2 (a) The execution of this Amendment is within the Borrower’s corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Existing Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties contained in Article III of the Existing Credit Agreement, as amended hereby, are true and correct in all material respects (except that any such representations and warranties specifically which are already qualified as to materiality or by reference to Material Adverse Effect shall be treated as correct in all respects), except to the extent such representations and warranties expressly relate to any earlier date, in which case such representations and warranties were true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) as of such earlier date. (c) None of the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment, the Amended Credit Agreement and the transactions contemplated hereby and thereby (a) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will violate or result in a default under any indenture, material agreement or other material instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries. Section 4. Reference to and Effect on the Existing Credit Agreement. (a) Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Amended Credit Agreement and each reference to the Existing Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement. (b) Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. (c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith. This Amendment shall constitute a Loan Document. (d) This Amendment is not intended to and shall not constitute a novation of the Existing Credit Agreement or the obligations created thereunder.

3 Section 5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York. Section 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. Section 7. Counterparts. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. [Remainder of Page Intentionally Left Blank]

Signature Page to Second Amendment to Amended and Restated Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. UGI CORPORATION, as the Borrower By: /s/ Sean P. O’Brien Name: Sean P. O’Brien Title: Chief Financial Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent By: /s/ Umar Hassan Name: Umar Hassan Title: Authorized Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement Name of Lender: CITIZENS BANK, N.A. By: /s/ Carl S. Tabacjar, Jr. Name: Carl S. Tabacjar, Jr. Title: Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement Name of Lender: Credit Suisse AG, New York Branch By: /s/ D. Andrew Maletta Name: D. Andrew Maletta Title: Authorized Signatory By: /s/ Heesu Sin Name: Heesu Sin Title: Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement Name of Lender: PNC BANK, NATIONAL ASSOCIATION By: /s/ Joseph Rein Name: Joseph Rein Title: Assistant Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement Name of Lender: Wells Fargo Bank, National Association By: /s/ Patrick Engel Name: Patrick Engel Title: Managing Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement Name of Lender: BANK OF AMERICA, N.A. By: /s/ Tommy Nguyen Name: Tommy Nguyen Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement Name of Lender: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK By: /s/ Paul Arens Name: Paul Arens Title: Director By: /s/ Gordon Yip Name: Gordon Yip Title: Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement Name of Lender: HSBC Bank USA, National Association By: /s/ Kyle O’Reilly Name: Kyle O’Reilly Title: SVP #23203

Signature Page to Second Amendment to Amended and Restated Credit Agreement Name of Lender: Mediobanca International (Luxembourg) S.A. By: /s/ Alessandro Ragni Name: Alessandro Ragni Title: Chief Executive Officer For any Lender requiring a second signature line: By: /s/ Stefano Pierucci Name: Stefano Pierucci Title: Authorised Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement Name of Lender: BNP Paribas By: /s/ Nicolas Anberree Name: Nicolas Anberree Title: Director For any Lender requiring a second signature line: By: /s/ Sriram Chandrasekaran Name: Sriram Chandrasekaran Title: Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement Name of Lender: REGIONS BANK By: /s/ Tedrick Tarver Name: Tedrick Tarver Title: Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement Name of Lender: Cadence Bank By: /s/ Grant Sifers Name: Grant Sifers Title: SVP & Senior Managing Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement Name of Lender: THE HUNTINGTON NATIONAL BANK By: /s/ Nolan Woodbury Name: Nolan Woodbury Title: Assistant Vice President

ANNEX I Amended Credit Agreement [See attached]

EXECUTION VERSIONANNEX I CONFORMED COPY OF AMENDED AND RESTATED CREDIT AGREEMENT AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 4, 2021 Among UGI CORPORATION The Lenders Party Hereto JPMORGAN CHASE BANK, N.A., as Administrative Agent and CITIZENS BANK, N.A., PNC BANK, NATIONAL ASSOCIATION, and, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents JPMORGAN CHASE BANK, N.A., as Sole Bookrunner and Sole Lead Arranger 4875-5909-0761v.12

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS 1 SECTION 1.01. Defined Terms 1 SECTION 1.02. Classification of Loans and Borrowings 3938 SECTION 1.03. Terms Generally 3938 SECTION 1.04. Accounting Terms; GAAP; Pro Forma Calculations 39 SECTION 1.05. Status of Obligations 40 SECTION 1.06. Interest Rates; LIBORBenchmark Notification 4140 SECTION 1.07. Amendment and Restatement of Existing Credit Agreement 4140 SECTION 1.08. SOFR Conversion of Existing Loans. 41 ARTICLE II THE CREDITS 4241 SECTION 2.01. Commitments 4241 SECTION 2.02. Loans and Borrowings 4342 SECTION 2.03. Requests for Borrowings 4443 SECTION 2.04. Intentionally Omitted 4443 SECTION 2.05. Intentionally Omitted 4443 SECTION 2.06. Letters of Credit 44 SECTION 2.07. Funding of Borrowings 4948 SECTION 2.08. Interest Elections 4948 SECTION 2.09. Termination and Reduction of Commitments 5049 SECTION 2.10. Repayment of Loans and Amortization of Term A-1 Loans; Evidence of Debt 5150 SECTION 2.11. Prepayment of Loans 5251 SECTION 2.12. Fees 52 SECTION 2.13. Interest 5453 SECTION 2.14. Alternate Rate of Interest 54 SECTION 2.15. Increased Costs 56 SECTION 2.16. Break Funding Payments 57 SECTION 2.17. Taxes 58 SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs 61 SECTION 2.19. Mitigation Obligations; Replacement of Lenders 63 SECTION 2.20. [Intentionally Omitted] 6463 SECTION 2.21. Defaulting Lenders 6463 ARTICLE III REPRESENTATIONS AND WARRANTIES 66 SECTION 3.01. Organization; Powers; Subsidiaries 66 SECTION 3.02. Authorization; Enforceability 67 SECTION 3.03. Governmental Approvals; No Conflicts 67 SECTION 3.04. Financial Condition; No Material Adverse Change 67 SECTION 3.05. Properties 67 SECTION 3.06. Litigation, Environmental and Labor Matters 6867 SECTION 3.07. Compliance with Laws and Agreements 68 SECTION 3.08. Investment Company Status 68 SECTION 3.09. Taxes 68 SECTION 3.10. ERISA 68 -i-

TABLE OF CONTENTS (Continued) Page SECTION 3.11. Disclosure 6968 SECTION 3.12. Federal Reserve Regulations 69 SECTION 3.13. [Intentionally Omitted] 69 SECTION 3.14. No Default 69 SECTION 3.15. [Intentionally Omitted] 69 SECTION 3.16. Solvency 69 SECTION 3.17. Anti-Corruption Laws and Sanctions 69 SECTION 3.18. Affected Financial Institutions 70 SECTION 3.19. Plan Assets; Prohibited Transactions 70 SECTION 3.20. Beneficial Ownership Certification 70 ARTICLE IV CONDITIONS 70 SECTION 4.01. Restatement Effective Date 70 SECTION 4.02. Term A-3 Borrowings 71 SECTION 4.03. Each Credit Event 7372 ARTICLE V AFFIRMATIVE COVENANTS 73 SECTION 5.01. Financial Statements and Other Information 73 SECTION 5.02. Notices of Material Events 75 SECTION 5.03. Existence; Conduct of Business 75 SECTION 5.04. Payment of Obligations 7675 SECTION 5.05. Maintenance of Properties; Insurance 76 SECTION 5.06. Books and Records; Inspection Rights 76 SECTION 5.07. Compliance with Laws and Material Contractual Obligations 76 SECTION 5.08. Use of Proceeds 76 ARTICLE VI NEGATIVE COVENANTS 77 SECTION 6.01. Indebtedness 77 SECTION 6.02. Liens 78 SECTION 6.03. Fundamental Changes and Asset Sales 79 SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions 81 SECTION 6.05. Swap Agreements 82 SECTION 6.06. Transactions with Affiliates 82 SECTION 6.07. Restricted Payments 8382 SECTION 6.08. Restrictive Agreements 83 SECTION 6.09. [Intentionally Omitted] 83 SECTION 6.10. Sale and Leaseback Transactions 83 SECTION 6.11. Financial Covenants. 8483 ARTICLE VII EVENTS OF DEFAULT 84 SECTION 7.01. Events of Default 84 SECTION 7.02. Remedies Upon an Event of Default 86 SECTION 7.03. Application of Payments. 86 -ii-

TABLE OF CONTENTS (Continued) Page ARTICLE VIII THE ADMINISTRATIVE AGENT 87 SECTION 8.01. Authorization and Action.. 87 SECTION 8.02. Administrative Agent’s Reliance, Indemnification, Etc.. 89 SECTION 8.03. Posting of Communications.. 90 SECTION 8.04. The Administrative Agent Individually.. 9291 SECTION 8.05. Successor Administrative Agent.. 92 SECTION 8.06. Acknowledgments of Lenders and Issuing Bank.. 93 SECTION 8.07. Certain ERISA Matters. 94 ARTICLE IX MISCELLANEOUS 95 SECTION 9.01. Notices 95 SECTION 9.02. Waivers; Amendments 97 SECTION 9.03. Expenses; Indemnity; Damage Waiver 98 SECTION 9.04. Successors and Assigns 100 SECTION 9.05. Survival 103 SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution 103 SECTION 9.07. Severability 104 SECTION 9.08. Right of Setoff 104 SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process 105 SECTION 9.10. WAIVER OF JURY TRIAL 106 SECTION 9.11. Headings 106 SECTION 9.12. Confidentiality 106 SECTION 9.13. Material Non-Public Information 106107 SECTION 9.14. USA PATRIOT Act 107 SECTION 9.15. [Intentionally Omitted] 107 SECTION 9.16. Interest Rate Limitation 107 SECTION 9.17. No Advisory or Fiduciary Responsibility 107108 SECTION 9.18. Acknowledgement and Consent to Bail-In of Affected Financial Institutions 108 SECTION 9.19. Acknowledgement Regarding Any Supported QFCs 109 -iii-

-i- Exhibit C-2 – Form of U.S. Tax Certificate (Foreign Participants That Are Not Partnerships) Exhibit C-3 – Form of U.S. Tax Certificate (Foreign Participants That Are Partnerships) Exhibit C-1 – Form of U.S. Tax Certificate (Foreign Lenders That Are Not Partnerships) Exhibit C-4 – Form of U.S. Tax Certificate (Foreign Lenders That Are Partnerships) Exhibit D – Form of Borrowing Request Exhibit E – Form of Interest Election Request Exhibit F – List of Closing Documents TABLE OF CONTENTS (Continued) SCHEDULES: Schedule 2.01A – Commitments Schedule 2.01B – Letter of Credit Commitments Schedule 3.01 – Subsidiaries Schedule 6.01 – Existing Indebtedness Schedule 6.02 – Existing Liens Schedule 6.04 – Existing Investments Schedule 6.06 – Existing Affiliate Transactions EXHIBITS: Exhibit A – Form of Assignment and Assumption Exhibit B – [Intentionally Omitted]

AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of May 4, 2021, among UGI CORPORATION, the Lenders from time to time party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent and CITIZENS BANK, N.A., PNC BANK, NATIONAL ASSOCIATION and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents. WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are currently party to that certain Credit Agreement, dated as of August 1, 2019 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”); WHEREAS, the Borrower, the Lenders and the Administrative Agent have agreed to enter into this Agreement in order to (i) amend and restate the Existing Credit Agreement in its entirety; (ii) re-evidence the “Obligations” under, and as defined in, the Existing Credit Agreement, which shall be repayable in accordance with the terms of this Agreement; and (iii) set forth the terms and conditions under which the Lenders will, from time to time, make loans and extend other financial accommodations to or for the benefit of the Borrower; WHEREAS, it is the intent of the parties hereto that this Agreement shall not constitute a novation of the obligations and liabilities of the parties under the Existing Credit Agreement or be deemed to evidence or constitute full repayment of such obligations and liabilities, but that this Agreement shall amend and restate in its entirety the Existing Credit Agreement and re-evidence the obligations and liabilities of the Borrower outstanding thereunder, which shall be payable in accordance with the terms hereof; and WHEREAS, it is also the intent of the Borrower and the Guarantors to confirm that all obligations under the applicable “Loan Documents” (as referred to and defined in the Existing Credit Agreement, and including the Existing Credit Agreement, the “Existing Loan Documents”) shall continue in full force and effect as modified or restated by the Loan Documents (as referred to and defined herein) and that, from and after the Restatement Effective Date, all references to the “Credit Agreement” contained in any such Existing Loan Documents shall be deemed to refer to this Agreement; NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree that the Existing Credit Agreement is hereby amended and restated as follows: ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “A/R Purchase Programs” has the meaning assigned to such term in the definition of the term “Permitted Encumbrances”. “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Alternate Base Rate. “Acquisition Period” means any period, to the extent elected by the Borrower with prior written notice to the Administrative Agent, commencing on the date that any Material Acquisition is consummated through and including the last day of the second full fiscal quarter following the date on which such Material Acquisition is consummated; provided that (i) no Acquisition Period shall commence at any time a Default or Event of Default shall have occurred and be continuing and (ii) there shall be at least two full fiscal quarters between any two Acquisition Periods; provided further that for up to three times during the term of this Agreement, only one full fiscal quarter between any two Acquisition Periods shall be required. The Borrower hereby elects that an Acquisition Period (which shall be otherwise subject to the terms set forth in this definition) shall commence upon the consummation of the Mountaineer Acquisition.

"Adjusted Daily Simple SOFR" means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

"Adjusted ~~LIBO~~Term SOFR Rate" means~~, with respect to any Eurodollar Borrowing~~ for any Interest Period, an interest rate per annum ~~(rounded upwards, if necessary, to the next 1/16 of 1%)~~ equal to (a) the ~~LIBO~~Term SOFR Rate for such Interest Period~~ multiplied by (b) the Statutory Reserve Rate~~, plus (b) 0.10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

"Administrative Agent" means JPMorgan Chase Bank, N.A. (including its branches and affiliates), in its capacity as administrative agent for the Lenders hereunder.

"Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

"Affected Financial Institution" means (a) any EEA Financial Institution or (b) any UK Financial Institution.

"Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

"Agreement" has the meaning assigned to such term in the opening paragraph hereof.

"Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1%, and (c) the Adjusted ~~LIBO~~Term SOFR Rate for a ~~one month~~one-month Interest Period ~~on~~as published two (2) U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%~~;~~, provided that, for the purpose of this definition, the Adjusted ~~LIBO~~Term SOFR Rate for any day shall be based on the ~~LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate)~~Term SOFR Reference Rate at approximately ~~11:00 a.m. London~~5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted ~~LIBO~~Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted ~~LIBO~~Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be

2

determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “Alternate Rate” has the meaning assigned to such term in Section 2.14(c). “AmeriGas Acquisition” means the acquisition, indirectly, by the Borrower of all of the issued and outstanding Equity Interests of AmeriGas Partnership not currently owned by the Borrower or its Subsidiaries pursuant to the AmeriGas Acquisition Agreement, which acquisition will be effected through the merger of AmeriGas Merger Sub with AmeriGas Partnership, with and into AmeriGas Partnership surviving as an indirect, wholly owned Subsidiary of the Borrower. “AmeriGas Acquisition Agreement” means that certain Agreement and Plan of Merger, dated as of April 1, 2019, by and among the Borrower, AmeriGas Propane, Inc., a Pennsylvania corporation and the general partner of AmeriGas Partnership, AmeriGas Propane Holdings, Inc., a Delaware corporation, AmeriGas Propane Holdings, LLC, a Delaware limited liability company (“AmeriGas Merger Sub”), AmeriGas Partners, L.P., a Delaware limited partnership (“AmeriGas Partnership”), as amended from time to time in accordance with the terms of this Agreement. “AmeriGas Merger Sub” has the meaning assigned to such term in the definition of “AmeriGas Acquisition Agreement”. “AmeriGas Partnership” has the meaning assigned to such term in the definition of “AmeriGas Acquisition Agreement”. “Ancillary Document” has the meaning assigned to it in Section 9.06(b). “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Amortization Percentage” has the meaning assigned to such term in Section 2.10(a). “Applicable Percentage” means, with respect to any Lender, (a) with respect to Revolving Loans or LC Exposure, the percentage equal to a fraction the numerator of which is such Lender’s Revolving Commitment and the denominator of which is the aggregate Revolving Commitments of all Revolving Lenders (if the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments); provided that, in the case of Section 2.21 when a Defaulting Lender shall exist, any such Defaulting Lender’s Revolving Commitment shall be disregarded in the calculation, (b) with respect to the Term A-1 Loans, a percentage equal to a fraction the numerator of which is such Lender’s outstanding principal amount of the Term A-1 Loans and the denominator of which is the aggregate outstanding principal amount of the Term A-1 Loans of all Term A-1 Lenders, provided that, in the case of Section 2.21 when a Defaulting Lender shall exist, any such Defaulting Lender’s Term A-1 Loans shall be disregarded in the calculation, (c) with respect to the Term A-2 Loans, a percentage equal to a fraction the numerator of which is such Lender’s outstanding principal amount of the Term A-2 Loans and the denominator of which is the aggregate outstanding principal amount of the Term A-2 Loans of all Term A-2 Lenders, provided that, in the case of Section 2.21 when a Defaulting Lender shall exist, any such Defaulting Lender’s Term A-2 Loans shall be disregarded in the calculation, and (d) with respect to the Term A-3 Loans, a percentage equal to a fraction the numerator of which is 3 such Lender's Term A-3 Commitment and the denominator of which is the aggregate of all Term A-3 Commitments of all Term A-3 Lenders (and, after the Term A-3 Loans shall be made hereunder, a percentage equal to a fraction the numerator of which is such Lender's outstanding principal amount of the Term A-3 Loans and the denominator of which is the aggregate outstanding principal amount of the Term A-3 Loans of all Term A-3 Lenders), provided that, in the case of Section 2.21 when a Defaulting Lender shall exist, any such Defaulting Lender's Term A-3 Commitment or Term A-3 Loans shall be disregarded in the calculation.

"Applicable Rate" means, for any day, with respect to any ~~Eurodollar~~Term Benchmark Revolving Loan, any ~~Eurodollar~~Term Benchmark Term A-1 Loan, any ~~Eurodollar~~Term Benchmark Term A-2 Loan, ~~Eurodollar~~any Term Benchmark Term A-3 Loan, any ABR Revolving Loan, any ABR Term A-1 Loan, any ABR Term A-2 Loan, any ABR Term A-3 Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below in the applicable table under the caption "~~Eurodollar~~Term Benchmark Spread and RFR Spread for Revolving Loans and Term A-1 Loans", "ABR Spread for Revolving Loans and Term A-1 Loans", "Applicable Commitment Fee Rate for Revolving Loans", "~~Eurodollar~~Term Benchmark Spread and RFR Spread for Term A-2 Loans and Term A-3 Loans", "ABR Spread for Term A-2 Loans and Term A-3 Loans", "Applicable Commitment Fee Rate for Term A-3 Commitments", as the case may be, based upon the applicable grid below on such date:

Applicable Rate (Leverage-Based)							
Level	**Net Leverage Ratio**	**~~Eurodollar~~Term Benchmark Spread and RFR Spread for Revolving Loans and Term A-1 Loans**	**ABR Spread for Revolving Loans and Term A-1 Loans**	**Applicable Commitment Fee Rate for Revolving Commitments**	**~~Eurodollar~~Term Benchmark Spread and RFR Spread for Term A-2 Loans and Term A-3 Loans**	**ABR Spread for Term A-2 Loans and Term A-3 Loans**	**Applicable Commitment Fee Rate for Term A-3 Commitment**
1	≤ 2.75:1:00	162.5 bps	62.5 bps	25.0 bps	137.5 bps	37.5 bps	22.5 bps
2	> 2.75:1.00 and ≤ 3.25:1.00	175.0 bps	75.0 bps	27.5 bps	150.0 bps	50.0 bps	25.0 bps
3	> 3.25:1.00 and ≤ 3.75:1.00	200.0 bps	100.0 bps	35.0 bps	175.0 bps	75.0 bps	32.5 bps
4	> 3.75:1.00 and ≤ 4.25:1.00	225.0 bps	125.0 bps	40.0 bps	200.0 bps	100.0 bps	37.5 bps
5	> 4.25:1.00	250.0 bps	150.0 bps	45.0 bps	225.0 bps	125.0 bps	42.5 bps

Applicable Rate (Ratings-Based)

4

5 137.5 bps Applicable Commitment Fee Rate for Revolving Commitment s 3 37.5 bps Ba1 or BB+ 200.0 bps 25.0 bps 100.0 bps EurodollarT erm Benchmark Spread and RFR Spread for Term A-2 Loans and Term A-3 Loans 35.0 bps 112.5 bps 175.0 bps Index Debt Rating 75.0 bps 12.5 bps 32.5 bps ABR Spread for Term A-2 Loans and Term A-3 Loans 22.5 bps 4 Ba2 or BB 225.0 bps Applicable Commitme nt Fee Rate for Term A-3 Commitme nt 125.0 bps 2 40.0 bps EurodollarT erm Benchmark Spread and RFR Spread for Revolving Loans and Term A-1 Loans 200.0 bps Baa3 or BBB- 100.0 bps 37.5 bps 162.5 bps 5 62.5 bps Ba3 or BB- or Unrated or below 1 250.0 bps 27.5 bps 150.0 bps ABR Spread for Revolving Loans and Term A-1 Loans 45.0 bps 137.5 bps 225.0 bps Baa2 or BBB or above 125.0 bps 37.5 bps 42.5 bps Categor y For purposes of the foregoing: (i) at any time commencing on the Restatement Effective Date and prior to the Election Date, the Applicable Rate, commitment fees shall be determined by reference to the table titled “Applicable Rate (Leverage-Based)” set forth above, and be based on the Net Leverage Ratio applicable at such time and the corresponding Level, provided that: (A) if at any time the Borrower fails to deliver the required financial statements or certificates on or before the date such financial statements or certificates are due pursuant to Section 5.01, Level 5 shall be deemed applicable for the period commencing three (3) Business Days after the required date of delivery and ending on the date which is three (3) Business Days after such required financial statements or certificates are actually delivered, after which the Level shall be determined in accordance with the table titled “Applicable Rate (Leverage-Based)” set forth above as applicable, and (B) adjustments, if any, to the Level then in effect shall be effective three (3) Business Days after the Administrative Agent has received the applicable financial statements and certificates (it being understood and agreed that each change in Level shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change); (ii) at any time after the Restatement Effective Date, if the Borrower has Index Debt Ratings from either Rating Agency of Ba1 or higher or BB+ or higher, and the Borrower elects (which election shall be one-time, irrevocable and effective upon prior written notice from the Borrower to the Administrative Agent) that the Applicable Rate, commitment 25.0 bps fees shall be determined by reference to the grid titled “Applicable Rate (Ratings-Based)” set forth above (the date of such election, the “Election Date”): (A) at any time that the Borrower has a rating of its Index Debt from both Rating Agencies, the Category shall be determined (1) by reference to the Category in which both such ratings reside if such ratings both reside in the same Category, (2) if such ratings differ by one Category, by reference to the Category of the higher of the two ratings, or (3) if such ratings differ by two Categories, by reference to the Category one level above the Category of the lowest rating, (B) at any time that the Borrower has a rating of its Index Debt from only one Rating Agency, (x) if such Rating Agency is Moody’s, the Category shall be determined by reference to the Category in which such rating resides, and (y) if such Rating Agency is Fitch, it shall be deemed that there is a second rating that is Category 5 and the provisions of clause (A) above shall otherwise apply, (C) at any time that the Borrower does not have a rating of its Index Debt from any Rating Agency, Category 5 shall apply, and (D) each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any Rating Agency shall change, or if any such Rating Agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such Rating Agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation; (iii) notwithstanding the foregoing, the Level on the Restatement Effective Date shall be determined based on the applicable financial statements for the Borrower’s fiscal quarter ended December 31, 2020, and, subject to the provisions of clause (i) above, such Level shall be deemed to be applicable until the Administrative Agent’s receipt of the applicable financial statements for the Borrower’s fiscal quarter ended March 31, 2021, and adjustments to the Level then in effect shall thereafter be effected in accordance with the preceding paragraphs; and (iv) notwithstanding anything herein to the contrary, if at any time prior to the payment in full of the Obligations, any financial statement or certificate delivered pursuant to Section 5.01(a) or 5.01(b) is shown to be inaccurate (for any reason, including because of a restatement of earnings by the Borrower), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate (the “Correct Applicable Rate”) for any period that such financial statement or certificate, as applicable, covered, then (i) the Borrower shall promptly deliver to the Administrative Agent a corrected financial statement or certificate, as the case may be, for such period, (ii) the Applicable Rate shall be automatically reset to the Correct Applicable Rate for such period, and (iii) the Borrower shall promptly (and in any event within five (5) Business Days) pay to the Administrative Agent, for the account of each of the Lenders, the accrued additional interest and fees owing as a result of such higher Correct Applicable Rate for such period; it being understood that any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way 6 limit any of the Administrative Agent’s, the Issuing Bank’s or any Lender’s other rights under this Agreement. “Approved Electronic Platform” has the meaning assigned to it in Section 8.03(a). “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent. “Attributable Receivables Indebtedness” means, at any time, the principal amount of Indebtedness which (i) if a Permitted Receivables Facility is structured as a lending agreement or other similar agreement, constitutes the principal amount of such Indebtedness or (ii) if a Permitted Receivables Facility is structured as a purchase agreement or other similar agreement, would be outstanding at such time under the Permitted Receivables Facility if the same were structured as a lending agreement rather than a purchase agreement or such other similar agreement (whether such amount is described as “capital” or otherwise). “Availability Period” means the period from and including the Restatement Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Revolving Commitments. “Available Revolving Commitment” means, at any time with respect to any Lender, the Commitment of such Lender then in effect minus the Revolving Credit Exposure of such Lender at such time. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (fe) of Section 2.14. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). 7

“Banking Services” means each and any of the following bank services provided to the Borrower or any Subsidiary by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, commercial credit cards and purchasing cards), (b) stored value cards, (c) merchant processing services and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts and interstate depository network services). “Banking Services Agreement” means any agreement entered into by the Borrower or any Subsidiary in connection with Banking Services. “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Benchmark” means, initially, LIBO with respect to any (i) RFR Loan, the Daily Simple SOFR or (ii) Term Benchmark Loan, the Term SOFR Rate; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its and the related Benchmark Replacement Date have occurred with respect to LIBOthe Daily Simple SOFR or Term SOFR Rate, as applicable, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) or clause (c) of Section 2.14. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (21) the sum of: (a)Adjusted Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; or (32) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment;. 8 provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above). If the Benchmark Replacement as determined pursuant to clause (1), or (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: , the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and (2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by thethe Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities; at such time. provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion. 9

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to thesuch then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date of the public on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication of information referenced therein; in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. (3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Lenders and the Borrower pursuant to Section 2.14(c); or (4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). 10

“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to thesuch then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely,; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced thesuch then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced thesuch then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code, or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. 11

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Borrower” means UGI Corporation, a Pennsylvania corporation. “Borrowing” means (a) Revolving Loans of the same Type that are made, converted or continued on the same date and, in the case of EurodollarTerm Benchmark Loans, as to which a single Interest Period is in effect or (b) Term Loans of the same Type and Class, made, converted or continued on the same date and, in the case of EurodollarTerm Benchmark Loans, as to which a single Interest Period is in effect. “Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03, which shall be substantially in the form attached hereto as Exhibit D or any other form approved by the Administrative Agent. “Business Day” means, any day that is not(other than a Saturday, or a Sunday or other day) on which commercial banks are open for business in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.in addition to the foregoing, a Business Day shall be (a) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such RFR Loan and (b) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate, any such day that is only a U.S. Government Securities Business Day. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP; provided, however, that no power purchase agreement with an independent power producer or a power producer which is not an Affiliate of the Borrower shall constitute a Capital Lease Obligation. “Cash and Cash Equivalents” means Unrestricted Cash and Cash Equivalents held by the Borrower or the Borrower’s Domestic Subsidiaries (other than operating companies) and included in the cash accounts listed on the consolidated balance sheet of the Borrower and its Subsidiaries. “Change in Control” means (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934), directly or indirectly, of Equity Interests of the Borrower (or other securities convertible into such Equity Interests) representing 30% or more of the combined voting power of all Equity Interests of the Borrower; or (b) during any period of up to 12 consecutive months, commencing after the Restatement Effective Date, a majority of the members of the board of directors of the Borrower cease to be composed of individuals (x) who were members of that board on the first day of such period, (y) whose election or nomination to that board was approved by individuals referred to in clause (x) above constituting at the time of such election or nomination at least a majority of that board or (z) whose election or nomination to that board was approved by individuals referred to in clauses (x) and (y) above constituting at the time of such election or nomination at least a majority of that board; or 12

(c) the Borrower shall cease for any reason to own, directly or indirectly, at least (i) 51% of all Equity Interests of each Specified Subsidiary and (ii) 51% of all Equity Interests of each Material Subsidiary. “Change in Law” means the occurrence, after the Restatement Effective Date (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, rules, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Restatement Effective Date; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder, or issued in connection therewith or in the implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented. “Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Term A-1 Loans, Term A-2 Loans or Term A-3 Loans, and, when used in reference to any Commitment, whether such Commitment is a Revolving Commitment, Term A-1 Commitment, Term A-2 Commitment or a Term A-3 Commitment, and, when used in reference to any Lender, refers to whether such Lender has any Revolving Credit Exposure or Revolving Commitment, Term A-1 Commitment or Term A-1 Loans, Term A-2 Commitment or Term A-2 Loans or Term A-3 Commitment or Term A-3 Loans. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term SOFR (or a successor administrator). “Code” means the Internal Revenue Code of 1986, as amended. “Commitment” means, with respect to each Lender, the sum of such Lender’s Revolving Commitment, Term A-1 Commitment, Term A-2 Commitment and Term A-3 Commitment, as set forth on Schedule 2.01A opposite such Lender’s name, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the UCC) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Commitment, as applicable, and giving effect to (a) any reduction in such amount from time to time pursuant to Section 2.09 and (b) any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04; provided, that at no time shall the Credit Exposure of any Lender exceed its Commitment. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communications” has the meaning assigned to such term in Section 8.03(c). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. 13

“Consolidated EBITDA” means Consolidated Net Income plus, (a) to the extent deducted from revenues in determining Consolidated Net Income, and, without duplication, (i) Consolidated Interest Expense, (ii) expense for taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) cash and non-cash extraordinary, unusual or non-recurring expenses or losses incurred during such period other than in the ordinary course of business, provided that the amount of cash expenditures added back as a result of this clause (v) shall not exceed $100,000,000 for such period, (vi) non-cash expenses related to stock based compensation, (vii) transaction costs, fees and expenses incurred in connection with the Loan Documents, the AmeriGas Acquisition, the Midstream Acquisition, the Mountaineer Acquisition, other acquisitions, Dispositions, investments, issuances of equity, issuance, repayment, refinancing, amendment or modification of any Indebtedness, in each case, whether or not successful, (viii) net after-tax losses attributable to Dispositions, (ix) net after-tax losses attributable to the early extinguishment of Indebtedness, (x) transaction costs, fees and expenses incurred in connection with the issuance of the Specified Equity Units, (xi) expenses and payments to the extent paid for, indemnified or reimbursed by a third party pursuant to any purchase agreement or other similar agreement in respect of a Permitted Acquisition, so long as such amount is reasonably expected to be received in a subsequent period and within 365 days from the date of the underlying expenses and payments; provided that (A) if such amount is not so reimbursed within such 365-day period, such expenses or payments shall be subtracted in the subsequent period and (B) if such amount is reimbursed or received in a subsequent period, such amount shall not be included in calculating Consolidated Net Income in such subsequent period, (xii) fees, compensation, expenses and indemnities paid or reimbursed to directors, advisory boards and governing bodies, provided that the amount of fees, compensation, expenses and indemnities paid or reimbursed added back as a result of this clause (xii) shall not exceed $3,500,000 in any fiscal year, minus, (b) to the extent included in Consolidated Net Income, (i) interest income, (ii) income tax credits and refunds (to the extent not netted from tax expense), (iii) any cash payments made during such period in respect of items described in clauses (a)(v), (a)(vi), (a)(vii), (a)(viii) and (a)(ix) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were incurred, (iv) net after-tax gains attributable to Dispositions, (v) net after-tax gains attributable to the early extinguishment of Indebtedness, and (vi) extraordinary, unusual or non-recurring income or gains realized other than in the ordinary course of business, all calculated for the Borrower and its Subsidiaries in accordance with GAAP on a consolidated basis (as modified by Section 1.04). For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”), (i) any unrealized gains or losses on derivative instruments and realized gains or losses on derivative instruments not associated with transactions occurring in the Reference Period which are included in Consolidated Net Income (other than any realized gains or losses on derivative instruments which are settled and associated with transactions occurring in such Reference Period) shall be excluded, (ii) if at any time during such Reference Period the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, and (iii) if during such Reference Period the Borrower or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving effect thereto on a pro forma basis as if such Material Acquisition occurred on the first day of such Reference Period. “Consolidated Interest Expense” means, with reference to any period, the interest expense (including without limitation interest expense under Capital Lease Obligations that is treated as interest in accordance with GAAP (as modified by Section 1.04)) of the Borrower and its Subsidiaries calculated on a consolidated basis (as modified by Section 1.04) for such period with respect to (a) all outstanding Indebtedness of the Borrower and its Subsidiaries allocable to such period in accordance with GAAP (as modified by Section 1.04) (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net 14 costs under interest rate Swap Agreements to the extent such net costs are allocable to such period in accordance with GAAP) and (b) the interest component of all Attributable Receivable Indebtedness of the Borrower and its Subsidiaries. In the event that the Borrower or any Subsidiary shall have completed a Material Acquisition or a Material Disposition since the beginning of the relevant period, Consolidated Interest Expense shall be determined for such period on a pro forma basis as if such acquisition or Disposition, and any related incurrence or repayment of Indebtedness, had occurred at the beginning of such period. “Consolidated Net Income” means, with reference to any period, the net income (or loss) attributable to the Borrower and its Subsidiaries calculated in accordance with GAAP on a consolidated basis (as modified by Section 1.04) (without duplication) for such period; provided that there shall be excluded any income (or loss) of any Person other than the Borrower or a Subsidiary, but any such income so excluded may be included in such period or any later period to the extent of any cash dividends or distributions actually paid in the relevant period to the Borrower or any wholly-owned Subsidiary of the Borrower. “Consolidated Net Indebtedness” shall mean, as of any date of determination, an amount equal to (i) Consolidated Total Indebtedness of the Borrower and its Subsidiaries (excluding contingent obligations attributable to letters of credit, letters of guaranty, bankers’ acceptances, surety bonds and other similar bonding obligations at such time, in an aggregate amount not to exceed $250,000,000) as of such date, minus (ii) Cash and Cash Equivalents as of such date in excess of $25,000,000, but in an aggregate amount not to exceed $350,000,000. “Consolidated Net Tangible Assets” means, as of any date of determination, the sum of the following determined on a consolidated basis, without duplication, in accordance with GAAP, (i) Consolidated Total Assets minus (ii) all current liabilities of the Borrower and its Subsidiaries, as of such date (other than (A) any current liabilities which are by their terms extendible or renewable at the option of the obligor thereon to a time more than twelve (12) months after the time as of which the amount thereof is being computed and (B) current maturities of long term debt), minus (iii) all goodwill, trade names, trademarks, patents, licenses, purchased technology, unamortized debt discount and expenses and other like intangible assets of the Borrower and its Subsidiaries, as of such date, as set forth on the certificate of a Financial Officer delivered pursuant to Section 5.01(c) with respect to such date of termination. “Consolidated Total Assets” means, as of the date of any determination thereof, total assets of the Borrower and its Subsidiaries calculated in accordance with GAAP on a consolidated basis (as modified by Section 1.04) as of such date. “Consolidated Total Indebtedness” means at any time the sum, without duplication, of (a) the aggregate Indebtedness of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time in accordance with GAAP (as modified by Section 1.04), (b) the aggregate amount of Indebtedness of the Borrower and its Subsidiaries relating to the maximum drawing amount of all letters of credit outstanding and bankers’ acceptances and (c) Indebtedness of the type referred to in clauses (a) or (b) hereof of another Person guaranteed by the Borrower or any of its Subsidiaries. For the avoidance of doubt, Consolidated Total Indebtedness includes all Attributable Receivables Indebtedness. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. 15

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned to such term in Section 9.19. “Co-Documentation Agents” means Citizens Bank, N.A., PNC Bank, National Association and Wells Fargo Bank, National Association, in its capacity as documentation agent for the credit facility evidenced by this Agreement. “Credit Event” means a Borrowing, the issuance, amendment, renewal or extension of a Letter of Credit, an LC Disbursement or any of the foregoing. “Credit Exposure” means, as to any Lender at any time, the sum of (a) such Lender’s Revolving Credit Exposure at such time, plus (b) an amount equal to the aggregate principal amount of its Term Loans outstanding at such time. “Credit Party” means the Administrative Agent, the Issuing Bank or any other Lender. “Daily Simple SOFR” means, for any day, (a “SOFR, with the conventions for this rate (which may include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Default” means any event or condition which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its 16 participations in Letters of Credit or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has, or has a direct or indirect Parent that has, become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action. “Departing Lender” means Credit Suisse AG, Cayman Islands Branch. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disposition Prepayment Trigger Period” means the period commencing on the day, if any, that the Net Leverage Ratio as of the last day of the most recently ended fiscal quarter, for which financial statements were required to have been delivered, is greater than or equal to 3.75 to 1.00, and continuing until the date that the Net Leverage Ratio as of the last day of a subsequent fiscal quarter for which financial statements are required to have been delivered, is less than 3.75 to 1.00. “Dividing Person” has the meaning assigned to it in the definition of “Division”. “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division. “Dollars” or “$” refers to lawful money of the United States of America. “Domestic Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the United States of America. 17

“Early Opt-in Election” means, if the then-current Benchmark is LIBO Rate, the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from LIBO Rate and the provision by the Administrative Agent of written notice of such election to the Lenders. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Election Date” has the meaning assigned to such term in the definition of “Applicable Rate”. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Energy Services Funding” means Energy Services Funding Corporation, a Delaware corporation. “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of or relating to the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) any violation of Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release 18 of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of a failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition upon the Borrower or any of its ERISA Affiliates of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent (within the meaning of Section 4245 of ERISA) or in endangered or critical status, within the meaning of Section 432 of the Code or Section 305 of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Eurodollar” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Adjusted LIBO Rate. “Event of Default” has the meaning assigned to such term in Section 7.01. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on 19 the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any withholding Taxes imposed under FATCA. “Existing Loans” has the meaning assigned to such term in Section 2.01(a). “Existing Permitted Receivables Facility Documents” has the meaning assigned to such term in the definition of the term “Permitted Receivables Facility Documents”. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FCA” has the meaning assigned to such term in Section 1.06. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America. “FERC” means the Federal Energy Regulatory Commission. “Financial Officer” means the senior vice president (finance), vice president, chief financial officer, treasurer, manager of treasury activities or assistant treasurer of the Borrower. “Fitch” means Fitch Ratings Inc. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the LIBO Rate.Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt, the initial Floor for each of the Adjusted Term SOFR Rate and the Adjusted Daily Simple SOFR shall be zero. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender, with respect to the Borrower, that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender, with respect to the Borrower, that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. 20

“GAAP” means generally accepted accounting principles in the United States of America. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business, but shall include performance guaranties and guaranties with respect to surety bonds and similar bonding obligations incurred in the ordinary course of business and guaranties of Swap Agreements incurred in the ordinary course of business. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law due to their hazardous or deleterious properties. “Hostile Acquisition” means (a) the acquisition of the Equity Interests of a Person through a tender offer or similar solicitation of the owners of such Equity Interests which has not been approved (prior to such acquisition) by the board of directors (or any other applicable governing body) of such Person or by similar action if such Person is not a corporation and (b) any such acquisition as to which such approval has been withdrawn. “Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to advances of any kind (other than advances in the form of customary deposits in the ordinary course of business), (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business (other than any accounts payable not paid within sixty (60) days after becoming due and payable) and earnouts to the extent not required to be reflected as a liability on the balance sheet of such Person in accordance with GAAP), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby 21 has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) all Attributable Receivables Indebtedness of such Person and (l) all obligations of such Person under Sale and Leaseback Transactions. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. For the avoidance of doubt, Indebtedness shall not include (i) performance guarantees of obligations not constituting Indebtedness and customer tank and cylinder deposits and other similar customer deposits, or (ii) the Specified Equity Units (including, for the avoidance of doubt, any component thereof) other than for purposes of the definition of “Material Indebtedness” and Sections 7.01(f) and (g). “Indebtedness Incurrence Conditions” means, with respect to the incurrence of any Indebtedness, (a) immediately prior to the incurrence of such Indebtedness and immediately thereafter and after giving effect to such incurrence, no Default or Event of Default is or would be in existence, and (b) (i) with respect to the Borrower, the Net Leverage Ratio, as of the last day of the most recently ended fiscal quarter for which financial statements were required to have been delivered, giving effect to the incurrence of the applicable Indebtedness as of the first day of such fiscal quarter on a pro forma basis, is less than or equal to 4.125 to 1.00 and (ii) with respect to each of the Borrower’s Subsidiaries, the Borrower shall be in compliance on a pro forma basis with the financial covenant set forth in Section 6.11(a), giving effect to the incurrence of the applicable Indebtedness as of the first day of the applicable period. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Index Debt” means senior, unsecured, long-term indebtedness for borrowed money of the Borrower that is not guaranteed by any other person or entity or subject to any other credit enhancement. “Index Debt Rating” means, as of any date of determination, with respect to Moody’s and Fitch, the most recent rating publicly announced on or before such date by such Rating Agency for the Borrower’s Index Debt. “Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or its Lender Parent, (c) the Borrower, any of its Subsidiaries or any of its Affiliates, or (d) a company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof. “Information Memorandum” means the Confidential Information Memorandum dated March 2021 relating to the Borrower and the Transactions. “Interest Coverage Ratio” has the meaning assigned to such term in Section 6.11(b). “Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.08, which shall be substantially in the form attached hereto as Exhibit E, or any other form approved by the Administrative Agent. 22

“Interest Payment Date” means (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December and the Maturity Date and, (b) with respect to any Eurodollar RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and the Maturity Date, and (c) with respect to any Term Benchmark Loan, the last day of eachthe Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a EurodollarTerm Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Maturity Date. “Interest Period” means with respect to any EurodollarTerm Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan), as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and, (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (iii) no tenor that has been removed from this definition pursuant to Section 2.14(e) shall be available for specification in such Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter, in the case of a Revolvingany Borrowing, thereafter other than a Swingline Loan, shall be the effective date of the most recent conversion or continuation of such Borrowing. “Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the LIBO Screen Rate for the shortest period (for which that LIBO Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time. “Investment” has the meaning assigned to such term in Section 6.04. “IRS” means the United States Internal Revenue Service. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “Issuing Bank” means JPMorgan Chase Bank, N.A. and any other Lender, acceptable to the Administrative Agent and the Borrower, that agrees in writing to act as the Issuing Bank, each in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the “Issuing 23

Bank” in connection with a Letter of Credit or other matter shall be deemed to be a reference to the relevant Issuing Bank with respect thereto. “LC Collateral Account” has the meaning assigned to such term in Section 2.06(j). “LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time. “Lenders” means the Persons listed on Schedule 2.01A and any other Person that shall have become a Lender party hereto pursuant to an Assignment and Assumption, or otherwise, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. For the avoidance of doubt, the term “Lenders” excludes the Departing Lender. “Letter of Credit” means any letter of credit issued pursuant to this Agreement. “Letter of Credit Agreement” has the meaning assigned to it in Section 2.06(b). “Letter of Credit Commitment” means, with respect to the Issuing Bank, the commitment of the Issuing Bank to issue Letters of Credit hereunder. The initial amount of the Issuing Bank’s Letter of Credit Commitment is set forth on Schedule 2.01B, or if the Issuing Bank has entered into an Assignment and Assumption, the amount set forth for the Issuing Bank as its Letter of Credit Commitment in the Register maintained by the Administrative Agent; the Issuing Bank’s Letter of Credit Commitment may be decreased or increased from time to time with the written consent of the Borrower, the Administrative Agent and the Issuing Bank (provided that any increase in the Letter of Credit Commitment with respect to the Issuing Bank, or any decrease in the Letter of Credit Commitment to an amount not less than the Issuing Bank’s Letter of Credit Commitment as of the Restatement Effective Date, shall only require the consent of the Borrower and the Issuing Bank). “LIBO Rate” means, with respect to any Eurodollar Borrowing and for any applicable Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, if the LIBO Screen Rate shall not be available at such time for such Interest Period (the “Impacted Interest Period”), then the LIBO Rate for such Interest Period shall be the Interpolated Rate. “LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Borrowing and for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that if the LIBO Screen Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. 24

“LIBOR” has the meaning assigned to such term in Section 1.06. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. “Loan Documents” means this Agreement, any promissory notes issued pursuant to Section 2.10(e) of this Agreement, any Letter of Credit applications, any fee letter agreements executed by or on behalf of the Borrower in connection with this Agreement, each Borrowing Request delivered pursuant to Section 2.03, each notice of continuation or conversion delivered pursuant to Section 2.08 and each certificate delivered pursuant to Section 5.01(c), and all amendments, supplements and modifications of each of the foregoing. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative. “Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement. “Material Acquisition” means any acquisition (whether by direct purchase, merger or otherwise and whether in a single transaction or series of related transactions) of property (a) for purposes of the definition of “Acquisition Period”, in which the value of the assets acquired is greater than or equal to $250,000,000, and (b) for all other purposes in this Agreement, that (i) constitutes (x) assets comprising all or substantially all or any significant portion of a business or operating unit of a business, or (y) all or substantially all of the common stock or other Equity Interests of a Person, and (ii) involves the payment of consideration by the Borrower and its Subsidiaries in excess of $75,000,000. For the avoidance of doubt, the Mountaineer Acquisition shall be deemed to be a Material Acquisition. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or condition (financial or otherwise) of the Borrower and the Subsidiaries taken as a whole, (b) the validity or enforceability of this Agreement or any and all other Loan Documents, (c) the ability of the Borrower to perform its obligations hereunder or under any other Loan Documents or (d) the rights or remedies of the Administrative Agent and the Lenders hereunder or under any other Loan Document. “Material Disposition” means any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Borrower or any of its Subsidiaries in excess of $75,000,000. “Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $125,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time. “Material Subsidiary” means each Subsidiary formed or acquired after the Original Effective Date (i) which, as of the most recent fiscal quarter of the Borrower, for the period of four 25 consecutive fiscal quarters then ended, for which financial statements have been delivered pursuant to Section 5.01, contributed greater than fifteen percent (15.0%) of the Borrower’s Consolidated EBITDA for such period or (ii) that has total assets greater than fifteen percent (15.0%) of the Borrower’s Consolidated Total Assets as of such date. “Maturity Date” means the Revolving Maturity Date, the Term A-1 Maturity Date, the Term A-2 Maturity Date or the Term A-3 Maturity Date, as applicable. “Midstream Acquisition” means the acquisition, indirectly, by the Borrower of all of the issued and outstanding Equity Interests of Columbia Midstream Group, LLC, a Delaware limited liability company (“Midstream Target”), pursuant to the Midstream Acquisition Agreement, which acquisition will be effected through the sale by Midstream Seller of all of the outstanding Equity Interests of Midstream Target to Midstream Buyer. “Midstream Acquisition Agreement” means that certain Purchase and Sale Agreement, dated as of July 2, 2019, by and among Columbia Midstream & Minerals Group, LLC, a Delaware limited liability company (“Midstream Seller”), UGI Energy Services, LLC, a Pennsylvania limited liability company (“Midstream Buyer”), and solely for the purposes set forth therein, each of the Borrower and TransCanada PipeLine USA Ltd., a Nevada corporation, as amended from time to time in accordance with the terms of this Agreement. “Midstream Buyer” has the meaning assigned to such term in the definition of “Midstream Acquisition Agreement”. “Midstream Seller” has the meaning assigned to such term in the definition of “Midstream Acquisition Agreement”. “Midstream Target” has the meaning assigned to such term in the definition of “Midstream Acquisition”. “Moody’s” means Moody’s Investors Service, Inc. “Mountaineer Acquisition” means the acquisition by the Borrower of all of the issued and outstanding Equity Interests of the Mountaineer Target pursuant to the Mountaineer Acquisition Agreement. “Mountaineer Acquisition Agreement” means that certain Purchase and Sale Agreement, dated as of December 29, 2020, by and among the Borrower, iCON Infrastructure Partners (Mountaintop), L.P., a Guernsey limited partnership, iCON Infrastructure Partners (Mountaintop) II, L.P., a Guernsey limited partnership, and IGS Utilities LLC, a West Virginia limited liability company, as amended by that certain Letter Agreement, dated as of February 22, 2021, by and between the Borrower and iCON Infrastructure Partners (Mountaintop), L.P., a Guernsey limited partnership, and as further modified by that certain Consent to Second Amendment of that certain Third Amended and Restated Credit Agreement, dated as of April 7, 2021, by and among the Borrower, iCON Infrastructure Partners (Mountaintop), L.P., a Guernsey limited partnership and iCON Infrastructure Partners (Mountaintop) II, L.P., a Guernsey limited partnership, and as may be further amended from time to time in accordance with the terms of this Agreement. “Mountaineer Target” means Mountaintop Energy Holdings LLC, a Delaware limited liability company. 26

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Leverage Ratio” has the meaning assigned to such term in Section 6.11(a). “Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a Disposition, the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer). “New Lender” means Credit Suisse AG, New York Branch. “Non-U.S. Lender” means a Lender that is not a U.S. Person. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Lenders, the Administrative Agent, the Issuing Bank or any indemnified party, individually or collectively, existing on the Restatement Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or to the Lenders or any of their Affiliates under any Swap Agreement or any Banking Services Agreement or in respect of any of the Loans made or reimbursement or other obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof. 27

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Original Effective Date” means August 1, 2019. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowingseurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, (as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time,) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Participant” has the meaning assigned to such term in Section 9.04(c). “Participant Register” has the meaning assigned to such term in Section 9.04(c). “Patriot Act” has the meaning assigned to such term in Section 9.14. “Payment” has the meaning assigned to it in Section 8.06(c). “Payment Notice” has the meaning assigned to it in Section 8.06(c). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Permitted Acquisition” means any acquisition (whether by purchase, merger, consolidation or otherwise but excluding in any event a Hostile Acquisition) or series of related acquisitions by the Borrower or any Subsidiary of (i) all or substantially all the assets of or (ii) all or substantially all the Equity Interests in, a Person or division or line of business of a Person, if, at the time of and immediately after giving effect thereto, (a) no Default or Event of Default has occurred and is continuing or would arise after giving effect (including giving effect on a pro forma basis) thereto, (b) such Person or division or line of business is engaged in the same or a similar line of business as the Borrower and the Subsidiaries or a business reasonably related thereto, (c) the Borrower and the Subsidiaries are in compliance, on a pro forma basis after giving effect to such acquisition, with the covenants contained in Section 6.11 recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available (or, if earlier, were required to be delivered pursuant to Section 5.01), as if such acquisition (and any related incurrence or repayment of 28

Indebtedness, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) had occurred on the first day of each relevant period for testing such compliance and, if the aggregate consideration paid in respect of such acquisition exceeds $250,000,000, the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer to such effect, together with all relevant financial information, statements and projections requested by the Administrative Agent and (d) in the case of an acquisition or merger involving the Borrower or a Subsidiary, the Borrower or such Subsidiary is the surviving entity of such merger and/or consolidation in accordance with Section 6.03(a). “Permitted Encumbrances” means: (a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, lessor’s, landlord’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than sixty (60) days or are being contested in compliance with Section 5.04; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) judgment Liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k); (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary; (g) other deposits made to secure liability to insurance carriers under insurance or self-insurance arrangements, in each case entered into in the ordinary course of business; (h) Liens securing reimbursement obligations under commercial letters of credit, in each case entered into in the ordinary course of business, provided in each case that such Liens cover only the title documents and related goods (and any proceeds thereof) covered by the related commercial letter of credit; (i) Liens arising by virtue of any statutory or common law or customary contractual provision relating to banker’s liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a depository institution, in each case entered into in the ordinary course of business; (j) customary protective Liens granted in the ordinary course of business by the Borrower or any Subsidiary to the extent required pursuant to applicable law or contract for the management or storage of inventory associated with storage capacity in relation to utilities or any entity subject to FERC regulations; 29

(k) customary Liens granted in the ordinary course of business to utilities or any entity subject to FERC regulations in relation to receivables purchase programs (“A/R Purchase Programs”); (l) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to personal property leased pursuant to operating leases entered into in the ordinary course of business of the Borrower and its Subsidiaries; and (m) any interest or title of a licensor, licensee, sublicensor, lessor, lessee, sublessor, or sublessee with respect to any assets under any license or lease agreement entered into in the ordinary course of business; provided that the same do not interfere in any material respect with the business of the Borrower or its Subsidiaries or materially detract from the value of the relevant assets of the Borrower or its Subsidiaries; provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness. “Permitted Investments” means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof; (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s; (c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; (e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940 and (ii) are rated AAA by S&P and Aaa by Moody’s; and (f) short-term, highly liquid investments that are readily convertible into cash, whose original maturity is three (3) months or less and which qualifies for classification as cash equivalents on the balance sheet or cash flow statement in accordance with GAAP. “Permitted Receivables Facility” shall mean the receivables facility or facilities created under the Permitted Receivables Facility Documents, providing for the sale or pledge by one or more Receivables Sellers of Permitted Receivables Facility Assets (thereby providing financing to the respective Receivables Sellers) to the Receivables Entity (either directly or through another Receivables Seller), which in turn shall sell or pledge interests in the respective Permitted Receivables Facility Assets to third-party investors pursuant to the Permitted Receivables Facility Documents (with the Receivables Entity permitted to issue investor certificates, purchased interest certificates or other similar 30 documentation evidencing interests in the Permitted Receivables Facility Assets) in return for the cash used by the Receivables Entity to purchase the Permitted Receivables Facility Assets from the respective Receivables Sellers, in each case as more fully set forth in the Permitted Receivables Facility Documents. “Permitted Receivables Facility Assets” shall mean (i) Receivables (whether now existing or arising in the future) of the Receivable Sellers which are transferred or pledged to the Receivables Entity pursuant to the Permitted Receivables Facility and any related Permitted Receivables Related Assets which are also so transferred or pledged to the Receivables Entity and all proceeds thereof and (ii) loans to Subsidiaries of the Borrower secured by Receivables (whether now existing or arising in the future) and any Permitted Receivables Related Assets of Subsidiaries of the Borrower which are made pursuant to the Permitted Receivables Facility. “Permitted Receivables Facility Documents” shall mean (a) each of the documents and agreements relating to the receivables facility for Energy Services Funding, and all amendments thereto, in effect as of the Restatement Effective Date (the “Existing Permitted Receivables Facility Documents”), as any of the Existing Permitted Receivables Facility Documents may be further amended, restated, supplemented or otherwise modified from time to time so long as any such further amendments, restatements, supplements, extensions or modifications (i) do not impose any conditions or requirements the result of which would cause Energy Services Funding to fail to satisfy the requirements of clause (y) of the definition of “Receivables Entity” (it being understood that Energy Services Funding satisfies clause (y) of the definition of “Receivables Entity” as of the Restatement Effective Date) and (ii) do not eliminate or materially modify any right of Energy Services Funding to voluntarily terminate the Permitted Receivables Facility evidenced thereby; and (b) each of the documents and agreements entered into in connection with any other Permitted Receivables Facility, including all documents and agreements relating to the issuance, funding and/or purchase of certificates and purchased interests, in each case as such documents and agreements described in this clause (b) may be amended, modified, supplemented, refinanced or replaced from time to time so long as any such amendments, modifications, supplements, refinancings or replacements (i) do not impose any conditions or requirements the result of which would cause the applicable Receivables Entity to fail to satisfy the requirements of clause (y) of the definition of “Receivables Entity”, (ii) do not impose any conditions or requirements on the Borrower or any of its Subsidiaries (other than the applicable Receivables Entity) that, taken as a whole, are more restrictive in any material respect than those in existence immediately prior to any such amendment, modification, supplement, refinancing or replacement, and (iii) are not material and adverse in any way to the interests of the Lenders; provided, that with respect to any such documents and agreements described in this clause (b), (x) any extension of maturity, (y) any change in commitments (subject to the limitations set forth in Section 6.01(c)) or (z) any modification of the advance rates thereunder shall be deemed not to be in violation of subclauses (i) through (iii) above. “Permitted Receivables Related Assets” means any other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving receivables similar to Receivables and any collections or proceeds of any of the foregoing; provided, that the other assets included within the defined term “Pool Assets” as defined in the Existing Permitted Receivables Facility Documents as of the Restatement Effective Date are deemed to be “ Permitted Receivables Related Assets”. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and 31

in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA. “Prepayment Event” means any of the following: (a) the incurrence by the Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 6.01 or permitted by the Required Lenders pursuant to Section 9.02; or (b) during a Disposition Prepayment Trigger Period, any Disposition of the Equity Interests of any of the Specified Subsidiaries. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to such term in Section 9.19. “Ratings Agencies” means, together, Moody’s and Fitch. “Receivables” shall mean all accounts receivable (including, without limitation, all rights to payment created by or arising from time to time from sales of goods, leases of goods or the rendition of services rendered no matter how evidenced whether or not earned by performance) and the proceeds thereof. “Receivables Entity” shall mean (x) Energy Services Funding and (y) each other wholly-owned subsidiary of Subsidiary of the Borrower which engages in no activities other than in connection with the financing of Receivables and which is designated (as provided below) as the “Receivables Entity” (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Borrower or any other Subsidiary (excluding, with respect to any Subsidiary, guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Borrower or any Subsidiary in any way (other than, with respect to any Subsidiary, pursuant to Standard Securitization Undertakings) or (iii) subjects any property or asset of the Borrower or any Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than, with respect to any Subsidiary, pursuant to Standard Securitization Undertakings), (b) with which neither the Borrower nor any of its Subsidiaries has any material contract, agreement, arrangement or understanding (other than, with respect to any Subsidiary, pursuant to the Permitted Receivables Facility Documents (including with 32 respect to fees payable in the ordinary course of business in connection with the servicing of accounts receivable and related assets)) on terms which the Borrower reasonably believes to be less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from persons that are not Affiliates of the Borrower, and (c) to which neither the Borrower nor any Subsidiary has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results. Any such designation shall be evidenced to the Administrative Agent by filing with the Administrative Agent an officer’s certificate of the Borrower certifying that, to the best of such officer’s knowledge and belief after consultation with counsel, such designation complied with the foregoing conditions. “Receivables Sellers” shall mean Subsidiaries of the Borrower that are from time to time party to the Permitted Receivables Facility Documents. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) the Issuing Bank, as applicable. “Redeemable Stock” means any class or series of Equity Interests or Specified Equity Units of any Person that by its terms or otherwise is (i) required to be redeemed prior to the date that is 180 days following the latest Maturity Date (other than a redemption payable solely in the form of Equity Interests that does not constitute Redeemable Stock), (ii) redeemable at the option of the holder of such class or series of Equity Interests or Specified Equity Units at any time prior to the date that is 180 days following the latest Maturity Date (other than any right permitting the holder of such class or series of Equity Interests or Specified Equity Units to convert or exchange such Equity Interests or Specified Equity Units into or for consideration consisting solely of Equity Interests that do not constitute Redeemable Stock together with cash in lieu of the issuance of any fractional Equity Interest); or (iii) convertible into or exchangeable for (unless solely at the option of such Person) Equity Interests or Specified Equity Units referred to in clause (i) or (ii) above or Indebtedness having a scheduled maturity prior to the date that is 180 days following the Latest Maturity Date; provided that any Equity Interests or Specified Equity Units that would not constitute Redeemable Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Equity Interests or Specified Equity Units upon the occurrence of an “asset sale” or a “change of control” occurring prior to the date that is 180 days following the latest Maturity Date shall not constitute Redeemable Stock if such Equity Interests or Specified Equity Units specifically provide that such Person will not repurchase or redeem any such Equity Interests or Specified Equity Units pursuant to such provisions unless such repurchase or redemption is permitted under the terms of this Agreement. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is LIBOthe Term SOFR Rate, 11:00 a.m. (London5:00 a.m. (Chicago time) on the day that is two London banking daysU.S. Government Securities Business Days preceding the date of such setting, and (2) if the RFR for such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting or (3) if such Benchmark is not LIBOnone of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Register” has the meaning assigned to such term in Section 9.04(b)(iv). “Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. 33

“Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents, advisors and representatives of such Person and such Person’s Affiliates. “Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB, or, in each case, any successor thereto. “Relevant Rate” means (i) with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR Rate, and (ii) with respect to any RFR Borrowing, Adjusted Daily Simple SOFR, as applicable. “Required Lenders” means, at any time, Lenders having total Credit Exposures and unused Commitments representing more than fifty percent (50%) of the sum of the total Credit Exposures and unused Commitments at such time. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the executive chairman, chief executive officer, president, senior vice president, vice president, Financial Officer or other executive officer of the Borrower. “Restatement Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02). “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests or any Specified Equity Units in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or any Specified Equity Units in the Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests or any Specified Equity Units in the Borrower or any Subsidiary. “Revolving Commitment” means, with respect to each Lender, the amount under the column “Revolving Commitment” set forth on Schedule 2.01A opposite such Lender’s name, or in the applicable documentation or record (as such term is defined in Section 9-102(a)(70) of the UCC) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Revolving Commitment pursuant to the terms hereof, as applicable, and giving effect to (a) any reduction in such amount from time to time pursuant to Section 2.09 and (b) any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04; provided, that at no time shall the Revolving Credit Exposure of any Lender exceed its Revolving Commitment. As of the Restatement Effective Date, the aggregate amount of the Revolving Lenders’ Revolving Commitments is $300,000,000. 34

“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and its LC Exposure at such time. “Revolving Lender” means, as of any date of determination, each Lender that has a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Credit Exposure. “Revolving Loan” means a Loan made pursuant to Section 2.01(a). “Revolving Maturity Date” means August 1, 2024. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily Simple SOFR. “Sale and Leaseback Transaction” means any sale or other transfer of any property or asset by any Person with the intent to lease such property or asset as lessee. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) or (d) any Person otherwise the subject of any Sanctions. “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority. “SEC” means the Securities and Exchange Commission of the United States of America. “Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrower, the Lenders party thereto and the Administrative Agent. “Second Amendment Effective Date” means May 12, 2023. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day publishedas administered by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). 35

“SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Solvent” means, with respect to the Borrower and its Subsidiaries, (i) the fair value of the assets of the Borrower and its Subsidiaries taken as a whole as a going concern, at a fair valuation, exceed and will exceed their debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of the Borrower and its Subsidiaries taken as a whole as a going concern will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries do not and will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is presently conducted and is proposed to be conducted in the future. “Specified Equity Units” means units issued by the Borrower consisting of (i) Specified Purchase Contract Agreements and (ii) Equity Interests that do not constitute Redeemable Stock, in each case, only to the extent the proceeds of which shall be used to fund all or any portion of the purchase price and related transaction costs of the Mountaineer Acquisition. Following the initial issuance of units satisfying the requirements of the preceding sentence, such units will continue to constitute Specified Equity Units notwithstanding any of the following events: (A) the replacement of the Equity Interests forming part of such units with (x) treasury or similar securities that are purchased with the net proceeds of any resale of such Equity Interests; or (y) cash or treasury or similar securities that are provided by the holder(s) of such units, in the case of each of clause (x) and (y), to the extent permitted or required pursuant to the terms of the Specified Equity Units as the same existed as the time of their initial issuance; and (B) the subsequent replacement of any treasury or similar securities referred to in clause (A)(x) or (y) with Equity Interests that do not constitute Redeemable Stock, which Equity Interests are provided by the holder(s) of such units to the extent permitted or required pursuant to the terms of the Specified Equity Units as the same existed at the time of their initial issuance. “Specified Mountaineer Funding Event” means any of the following, in each case, only if all or any portion of the proceeds thereof are used to fund all or any portion of the purchase price and related transaction costs of the Mountaineer Acquisition: (a) the issuance by the Borrower of any Specified Equity Units (but only to the extent the Net Proceeds in respect thereof exceed $215,000,000 in the aggregate during the term of this Agreement and with the corresponding reduction in Commitments or prepayment of Loans, as applicable, limited to the Net Proceeds in excess of such amount) or any other debt securities or Equity Interests; and (b) the incurrence by the Borrower of any Indebtedness constituting borrowed money (other than the Obligations) pursuant to a bank financing. 36

“Specified Purchase Contract Agreements” means purchase contract agreements issued by the Borrower providing for the purchase of Equity Interests that do not constitute Redeemable Stock of the Borrower by the holders thereof. “Specified Subsidiaries” means, collectively, UGI Utilities, Inc., UGI Energy Services, AmeriGas Partners, L.P. and UGI International, LLC. “Standard Securitization Undertakings” shall mean representations, warranties, covenants and indemnities entered into by any Subsidiary of Borrower in connection with the Permitted Receivables Facility which are reasonably customary in an accounts receivable financing transaction; provided, that the representations, warranties, covenants and indemnities set forth in the Existing Permitted Receivables Facility Documents are deemed to be “Standard Securitization Undertakings”. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject, with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D). Such reserve percentage shall include those imposed pursuant to Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Subordinated Indebtedness” means any Indebtedness of the Borrower or any Subsidiary the payment of which is subordinated to payment of the obligations under the Loan Documents. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Subsidiary” means any subsidiary of the Borrower. “Supported QFC” has the meaning assigned to such term in Section 9.19. “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that (x) no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement and (y) the Specified Equity 37

Units (including, for the avoidance of doubt, the Specified Purchase Contract Agreements), and the agreements governing the same, will not be Swap Agreements. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term A-1 Commitment” means (a) with respect to each Term A-1 Lender and as of the Original Effective Date, the amount under the column “Term A-1 Commitment” set forth on Schedule 2.01A opposite such Lender’s name, or in the applicable documentation or record (as such term is defined in Section 9-102(a)(70) of the UCC) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Term A-1 Commitment pursuant to the terms hereof, as applicable, and giving effect to any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04, and (b) as to all Term A-1 Lenders, the aggregate commitment of all Term A-1 Lenders to make Term A-1 Loans, which aggregate commitment shall be $0 as of the Restatement Effective Date. Each reference to a Term A-1 Lender’s Term A-1 Commitment shall refer to that Term A-1 Lender’s Applicable Percentage of the Term A-1 Loans. “Term A-1 Commitment Effective Date” means August 21, 2019. “Term A-1 Lender” means, as of any date of determination, each Lender having a Term A-1 Commitment or that holds Term A-1 Loans. “Term A-1 Loans” means the term loans made by the Term A-1 Lenders to the Borrower pursuant to Section 2.01(b). “Term A-1 Maturity Date” means August 21, 2024. “Term A-2 Commitment” means (a) with respect to each Term A-2 Lender and as of the Original Effective Date, the amount under the column “Term A-2 Commitment” set forth on Schedule 2.01A opposite such Lender’s name, or in the applicable documentation or record (as such term is defined in Section 9-102(a)(70) of the UCC) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Term A-2 Commitment pursuant to the terms hereof, as applicable, and giving effect to any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04, and (b) as to all Term A-2 Lenders, the aggregate commitment of all Term A-2 Lenders to make Term A-2 Loans, which aggregate commitment shall be $0 as of the Restatement Effective Date. After advancing the Term A-2 Loan, each reference to a Term A-2 Lender’s Term A-2 Commitment shall refer to that Term A-2 Lender’s Applicable Percentage of the Term A-2 Loans. “Term A-2 Commitment Effective Date” means August 1, 2019. “Term A-2 Lender” means, as of any date of determination, each Lender having a Term A-2 Commitment or that holds Term A-2 Loans. “Term A-2 Loans” means the term loans made by the Term A-2 Lenders to the Borrower pursuant to Section 2.01(c). “Term A-2 Maturity Date” means May 4, 2025. 38

“Term A-3 Commitment” means (a) with respect to each Term A-3 Lender, the amount under the column “Term A-3 Commitment” set forth on Schedule 2.01A opposite such Lender’s name, or in the applicable documentation or record (as such term is defined in Section 9-102(a)(70) of the UCC) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Term A-3 Commitment pursuant to the terms hereof, as applicable, and giving effect to any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04, and (b) as to all Term A-3 Lenders, the aggregate commitment of all Term A-3 Lenders to make Term A-3 Loans, which aggregate commitment shall be $300,000,000 on the date of this Agreement. After advancing the Term A-3 Loan, each reference to a Term A-3 Lender’s Term A-3 Commitment shall refer to that Term A-3 Lender’s Applicable Percentage of the Term A-3 Loans. “Term A-3 Commitment Effective Date” means the Restatement Effective Date. “Term A-3 Commitment Termination Date” means the date of the earliest to occur of (i) the consummation of the Mountaineer Acquisition without the use of the proceeds of any Term A-3 Loans, (ii) the termination of the Mountaineer Acquisition Agreement in accordance with its terms, (iii) public announcement of the abandonment or termination by the Borrower of the definitive documentation for the Mountaineer Acquisition, including the Mountaineer Acquisition Agreement, and (iv) the Outside Date (as defined in the Mountaineer Acquisition Agreement as in effect as of December 29, 2020 (after giving effect to any extensions in accordance with Section 7.1(b) of the Mountaineer Acquisition Agreement pursuant to which the “Outside Date” may be extended to April 29, 2022)). “Term A-3 Funding Date” has the meaning assigned to such term in Section 4.02. “Term A-3 Lender” means, as of any date of determination, each Lender having a Term A-3 Commitment or that holds Term A-3 Loans. “Term A-3 Loans” means the term loans made by the Term A-3 Lenders to the Borrower pursuant to Section 2.01(c). “Term A-3 Maturity Date” means May 4, 2025. “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate. “Term Lenders” means, as of any date of determination, each Lender having a Term A-3 Commitment, or that holds Term Loans. “Term Loans” means the term loans made by the Term Lenders to the Borrower pursuant to Sections 2.01(b), 2.01(c) and 2.01(d). “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event. Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate. “Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the 39

administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.14 that is not Term SOFR.Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Transactions” means the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBOTerm SOFR Rate, the Adjusted Daily Simple SOFR or the Alternate Base Rate. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests. “UGI Energy Services” means UGI Energy Services, LLC, a Pennsylvania limited liability company. “Unrestricted Cash and Cash Equivalents” means, with respect to any Person, cash and Permitted Investments of such Person that are free and clear of all Liens and not subject to any restrictions on the use thereof to pay Indebtedness and other obligations of the such Person. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” has the meaning assigned to such term in Section 9.19. 40

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3). “UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “EurodollarTerm Benchmark Loan”) or by Class and Type (e.g., a “EurodollarTerm Benchmark Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “EurodollarTerm Benchmark Borrowing”) or by Class and Type (e.g., a “EurodollarTerm Benchmark Revolving Borrowing”). SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders and decrees, of all Governmental Authorities. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time 41 amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. SECTION 1.04. Accounting Terms; GAAP; Pro Forma Calculations. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, (i) if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Restatement Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (ii) notwithstanding anything to the contrary contained in Section 1.04(a), only those leases (assuming for purposes hereof that such leases were in existence on the Restatement Effective Date) that would constitute capital leases in conformity with GAAP prior to the effectiveness of Accounting Standard Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect (and related interpretations) shall be considered capital leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (x) any accumulated other comprehensive income or loss, (y) any election under Accounting Standards Codification 825 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein or (z) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. (b) All pro forma computations required to be made hereunder giving effect to any acquisition or Disposition, or issuance, incurrence or assumption of Indebtedness, or other transaction shall in each case be calculated giving pro forma effect thereto (and, in the case of any pro forma computation made hereunder to determine whether such acquisition or Disposition, or issuance, incurrence or assumption of Indebtedness, or other transaction is permitted to be consummated hereunder, to any other such transaction consummated since the first day of the period covered by any component of such pro forma computation and on or prior to the date of such computation) as if such transaction had occurred on the first day of the period of four consecutive fiscal quarters ending with the most recent fiscal quarter for which financial statements shall have been delivered pursuant to Section 5.01(a) or 5.01(b) (or, prior to the delivery of any such financial statements, ending with the last fiscal quarter included in the financial statements referred to in Section 3.04(a)), and, to the extent applicable, to the historical earnings and cash flows associated with the assets acquired or disposed of (but without 42 giving effect to any synergies or cost savings) and any related incurrence or reduction of Indebtedness, all in accordance with Article 11 of Regulation S-X under the Securities Act of 1933 or otherwise to the extent reasonably acceptable to the Administrative Agent. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Swap Agreement applicable to such Indebtedness). SECTION 1.05. Status of Obligations. In the event that the Borrower shall at any time issue or have outstanding Subordinated Indebtedness, the Borrower shall take all such actions as shall be reasonably necessary to cause the Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Indebtedness and to enable the Administrative Agent and the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. Without limiting the foregoing, the Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such other Subordinated Indebtedness is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Indebtedness in order that the Lenders may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. SECTION 1.06. Interest Rates; LIBORBenchmark Notification. The interest rate on Eurodollar Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that: (a) immediately after December 31, 2021, publication of all seven euro LIBOR settings, all seven Swiss Franc LIBOR settings, the spot next, 1-week, 2-month and 12-month Japanese Yen LIBOR settings, the overnight, 1-week, 2-month and 12-month British Pound Sterling LIBOR settings, and the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; immediately after December 31, 2021, the 1-month, 3-month and 6-month Japanese Yen LIBOR settings and the 1-month, 3-month and 6-month British Pound Sterling LIBOR settings will cease to be provided or, subject to consultation by the FCA, be provided on a changed methodology (or “synthetic”) basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored; and immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition, or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Each party to this agreement should consult its own advisors to stay informed of any such developments. Public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBORa Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, Section 2.14(b) and (c) provide theprovides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower, pursuant to Section 2.14(e), of any change to the reference rate upon which the interest rate on Eurodollar Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the 43 administration, submission, performance or any other matter related to LIBOR or other rates in the definition of “LIBO Rate”any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.14(b) or (c), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.14(d)),, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rateexisting interest rate being replaced or have the same volume or liquidity as did the London interbank offeredany existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.07. Amendment and Restatement of Existing Credit Agreement. (a) No Novation of Existing Credit Agreement. It is the intent of the parties hereto that, (i) from and after the Restatement Effective Date, this Agreement shall re-evidence the Borrower’s obligations and indebtedness under the Existing Credit Agreement, (ii) this Agreement is entered into in substitution for, and not in payment of, the obligations and indebtedness of the Borrower under the Existing Credit Agreement, (iii) this Agreement is in no way intended to constitute a novation of any of the Borrower’s obligations and indebtedness which were evidenced by the Existing Credit Agreement or any of the other Loan Documents (including any fee letters or Notes delivered in connection therewith), (iv) on the Restatement Effective Date, the Departing Lender shall be deemed to sell, grant, assign and convey to the New Lender, without recourse, warranty, or representation of any kind, except as specifically provided herein, an undivided percentage in the Departing Lender’s right, title and interest in and to all of its outstanding “Loans” and “Commitments” under the Existing Credit Agreement, the New Lender hereby purchases and accepts such grant, assignment and conveyance from the Departing Lender, and the New Lender shall pay the applicable purchase price on the Restatement Effective Date by wire transfer of immediately available funds to the Departing Lender, (v) the Departing Lender shall not be a Lender hereunder, and (vi) the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Lender’s credit exposure under the Existing Credit Agreement as are necessary in order that each such Lender’s Revolving Credit Exposure hereunder reflects such Lender’s Applicable Percentage of the outstanding aggregate Revolving Credit Exposures on the Restatement Effective Date (and the Borrower hereby agrees to compensate each Lender and the Departing Lender for any and all losses, costs and expenses incurred by such Lender or the Departing Lender, as applicable, in connection with the sale and assignment of any EurodollarTerm Benchmark Loans and such reallocation described in this Section 1.07 and in Section 2.01, in each case on the terms and in the manner set forth in Section 2.16 hereof). All Revolving Loans made and Obligations incurred under the Existing Credit Agreement which are outstanding on the Restatement Effective Date shall 44 continue as Revolving Loans and Obligations under (and shall be governed by the terms of) this Agreement. (b) References to This Agreement In Loan Documents. All references herein to “hereunder,” “hereof,” or words of like import and all references in any other Loan Document to the “Credit Agreement” or words of like import shall mean and be a reference to the Existing Credit Agreement as amended and restated hereby (and any section references in such Loan Documents to the Existing Credit Agreement shall refer to the applicable equivalent provision set forth herein although the section number thereof may have changed). SECTION 1.08. SOFR Conversion of Existing Loans. Notwithstanding the foregoing, all “Eurodollar Loans” (as defined in this Agreement prior to giving effect to the Second Amendment) outstanding as of the Second Amendment Effective Date (immediately prior to giving effect to the Second Amendment) shall remain Eurodollar Loans outstanding under the Amended Credit Agreement until the end of the current Interest Period applicable thereto and, upon the expiration of such current Interest Period, shall be converted to Term Benchmark Loans with an Interest Period of one (1) month (the “SOFR Conversion”). Subject to the SOFR Conversion, all other terms and conditions set forth in this Agreement with respect to Term Benchmark Loans shall apply to such “Eurodollar Loans” (as defined in this Agreement prior to giving effect to the Second Amendment), mutatis mutandis. ARTICLE II THE CREDITS SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein: (a) each Revolving Lender (severally and not jointly) agrees to make Revolving Loans to the Borrower in Dollars from time to time during the Availability Period in an aggregate principal amount that will not result (after giving effect to any application of proceeds of such Borrowing pursuant to Section 2.10) in (i) such Lender’s Revolving Credit Exposure exceeding such Lender’s Revolving Commitment or (ii) the sum of the total Revolving Credit Exposures exceeding the aggregate Revolving Commitments, provided that it is understood and agreed that, (x) prior to the Restatement Effective Date, certain revolving loans were previously made to the Borrower under the Existing Credit Agreement which remain outstanding as of the Restatement Effective Date (such outstanding loans being hereinafter referred to as the “Existing Loans”), (y) subject to the terms and conditions set forth in this Agreement, Borrower and each of the Lenders agree that on the Restatement Effective Date but subject to the satisfaction of the reallocation and other transactions described in Section 1.06, the Existing Loans shall be reevidenced as Revolving Loans under this Agreement, the terms of the Existing Loans shall be restated in their entirety and shall be evidenced by this Agreement, and (z) subject to the terms and conditions set forth herein, each Lender severally and not jointly agrees to the reallocation and other transactions described in Section 1.06 and (other than any Lender holding Existing Loans in an amount not less than its Commitment under this Agreement, which Existing Loans shall constitute Revolving Loans hereunder) agrees to purchase, on the Restatement Effective Date, from any Lender under the Existing Credit Agreement such Existing Loans (which, following such purchase, shall be Revolving Loans hereunder) and to make additional Revolving Loans to Borrower as is necessary to cause each such Lender’s outstanding Revolving Loans hereunder to reflect such Lender’s Applicable Percentage of the aggregate Revolving Loans on the Restatement Effective Date; (b) on the Term A-1 Commitment Effective Date, the Term A-1 Lenders party to the Existing Credit Agreement advanced (on a several, not joint, basis) to the Borrower a Term A-1 Loan in an aggregate principal amount of $250,000,000 (which, immediately prior to the Restatement Effective 45

Date, had an outstanding balance of $250,000,000), in accordance with such Term A-1 Lenders’ Term A-1 Loan Commitment at such time; (c) on the Term A-2 Commitment Effective Date, the Term A-2 Lenders party to the Existing Credit Agreement advanced (on a several, not joint, basis) to the Borrower a Term A-2 Loan in an aggregate principal amount of $300,000,000 (which, immediately prior to the Restatement Effective Date, had an outstanding balance of $300,000,000), in accordance with such Term A-2 Lenders’ Term A-2 Loan Commitment at such time; and (d) each Term A-3 Lender with a Term A-3 Loan Commitment (severally and not jointly) agrees, until the Term A-3 Commitment Termination Date, to make a Term A-3 Loan to the Borrower in Dollars on the Term A-3 Commitment Effective Date, in an amount equal to such Lender’s Term A-3 Loan Commitment by making immediately available funds available to the Administrative Agent’s designated account, not later than the time specified by the Administrative Agent. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of the Term Loans may not be reborrowed. SECTION 2.02. Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the applicable Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. The Term Loans shall amortize as set forth in Section 2.10. (b) Subject to Section 2.14, each Revolving Borrowing and Term Loan Borrowing shall be comprised entirely of ABR Loans or EurodollarTerm Benchmark Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any EurodollarTerm Benchmark Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.14, 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to, with no greater benefit to, such Lender); provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any EurodollarTerm Benchmark Borrowing or RFR Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $500,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the aggregate Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of seven (7) EurodollarTerm Benchmark Borrowings or RFR Borrowings outstanding. 46

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date. SECTION 2.03. Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by submitting a Borrowing Request (a) in the case of a EurodollarTerm Benchmark Borrowing, not later than 1:00 p.m., New York City time, three (3) U.S. Government Securities Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 1:00 p.m., New York City time, on the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) may be given not later than 1:00 p.m., New York City time, on the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable and shall be signed by a Responsible Officer. Each such written Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the aggregate principal amount of the requested Borrowing; (ii) the date of such Borrowing, which shall be a Business Day; (iii) whether such Borrowing is to be an ABR Borrowing or a EurodollarTerm Benchmark Borrowing and whether such Borrowing is a Revolving Borrowing or a Term A-3 Borrowing; (iv) in the case of a EurodollarTerm Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (v) the location and number of the Borrower’s account to which funds are to be disbursed. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested EurodollarTerm Benchmark Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. SECTION 2.04. Intentionally Omitted. SECTION 2.05. Intentionally Omitted. SECTION 2.06. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit denominated in Dollars for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Notwithstanding anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to issue, and shall not issue, 47 any Letter of Credit the proceeds of which would be made available to any Person (i) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions, (ii) in any manner that would result in a violation of any Sanctions by any party to this Agreement or (iii) in any manner that would result in a violation of one or more policies of the Issuing Bank applicable to letters of credit generally. (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. In addition, as a condition to any such Letter of Credit issuance, the Borrower shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the Issuing Bank and using the Issuing Bank’s standard form (each, a “Letter of Credit Agreement”). A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the amount of the LC Exposure shall not exceed $10,000,000, (ii) (x) the aggregate undrawn amount of all outstanding Letters of Credit issued by the Issuing Bank at such time plus (y) the aggregate amount of all LC Disbursements made by the Issuing Bank that have not yet been reimbursed by or on behalf of the Borrower at such time shall not exceed the Issuing Bank’s Letter of Credit Commitment, (iii) no Lender’s Revolving Credit Exposure shall exceed its Revolving Commitment and (iv) the sum of the total Revolving Credit Exposures shall not exceed the aggregate Revolving Commitments. The Borrower may, at any time and from time to time, reduce the Letter of Credit Commitment of the Issuing Bank with the consent of the Issuing Bank; provided that the Borrower shall not reduce the Letter of Credit Commitment of the Issuing Bank if, after giving effect of such reduction, the conditions set forth in clauses (i) through (iv) above shall not be satisfied. (c) Expiration Date. Each Letter of Credit shall expire (or be subject to termination by notice from the Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five (5) Business Days prior to the Maturity Date. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Revolving Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of 48

Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent in Dollars the amount equal to such LC Disbursement, calculated as of the date the Issuing Bank made such LC Disbursement not later than 2:00 p.m., New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 2:00 p.m., New York City time, on the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than $1,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Borrowing in an equivalent amount of such LC Disbursement and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. (f) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any 49 error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy or electronic mail) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement. (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the reimbursement is due and payable, at the rate per annum then applicable to ABR Revolving Loans and such interest shall be due and payable on the date when such reimbursement is payable; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment. (i) Replacement and Resignation of Issuing Bank. (i) The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Bank, as the context shall require. After the replacement of the Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of the Issuing Bank under this Agreement with 50 respect to Letters of Credit then outstanding and issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (ii) Subject to the appointment and acceptance of a successor Issuing Bank, the Issuing Bank may resign as an Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Borrower and the Lenders, in which case, such resigning Issuing Bank shall be replaced in accordance with Section 2.06(i)(i) above. (j) Cash Collateralization. If any Event of Default shall occur and be continuing, within one (1) Business Day after receipt by the Borrower of notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders and the Issuing Bank (the “LC Collateral Account”), an amount in cash equal to 105% of the amount of the LC Exposure as of such date plus any accrued and unpaid interest with respect to LC Disbursements and the Borrower hereby grants to the Administrative Agent, for itself and on behalf of the Lenders and the Issuing Bank, a first-priority lien and security interest in such account and the balances from time to time therein; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Sections 7.01(h) or 7.01(i). Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within one (1) Business Day after all Events of Default have been cured or waived and the lien and security interest of the Administrative Agent therein shall be deemed released upon such return. (k) Issuing Bank Agreements. Unless otherwise requested by the Administrative Agent, the Issuing Bank shall report in writing to the Administrative Agent (i) promptly following the end of each calendar month, the aggregate amount of Letters of Credit issued by it and outstanding at the end of such month, (ii) on or prior to each Business Day on which the Issuing Bank expects to issue, amend, renew or extend any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the aggregate face amount of the Letter of Credit to be issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension occurred (and whether the amount thereof changed), it being understood that the Issuing Bank shall not permit any issuance, renewal, extension or amendment resulting in an increase in the amount of any Letter of Credit to occur without first obtaining written confirmation from the Administrative Agent that it is then permitted under this Agreement, (iii) on each Business Day on which the Issuing Bank makes any payment under any Letter of Credit, the date of such payment under such Letter of Credit and the amount of such payment, (iv) on any Business Day on which the Borrower fails to reimburse any payment under any Letter of Credit required to be reimbursed to the Issuing Bank on such day, the date 51 of such failure and the amount of such payment and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request. SECTION 2.07. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, (or, in the case of ABR Revolving Loans in respect of which notice of such Borrowing shall have been received after 10:00 a.m., New York City Time, on the date of such requested Borrowing, 3:00 p.m.) New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage. Except in respect of the provisions of this Agreement covering the reimbursement of Letters of Credit, the Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in the aforesaid account of the Administrative Agent to an account of the Borrower; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the Issuing Bank. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. SECTION 2.08. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a EurodollarTerm Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a EurodollarTerm Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall be signed by a Responsible Officer. Notwithstanding any contrary provision herein, this Section shall not be construed to permit the Borrower to (i) elect an Interest Period for EurodollarTerm Benchmark Loans that does not comply with Section 2.02(d) or (ii) convert any Borrowing to a Borrowing of a Type not available under the Class of Commitments pursuant to which such Borrowing was made. 52

(c) Each Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a ~~Eurodollar~~Term Benchmark Borrowing; and

(iv) if the resulting Borrowing is a ~~Eurodollar~~Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which Interest Period shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a ~~Eurodollar~~Term Benchmark Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a ~~Eurodollar~~Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a ~~Eurodollar~~Term Benchmark Borrowing and (ii) unless repaid, each ~~Eurodollar~~Term Benchmark Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.09. Termination and Reduction of Commitments.

(a) Unless previously terminated, (i) the Term A-3 Commitments shall terminate upon the funding of the Term A-3 Loans (or, if earlier, on the Term A-3 Commitment Termination Date), and (1) the Revolving Commitments shall terminate on Revolving Maturity Date.

(b) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any of its Subsidiaries in respect of any Specified Mountaineer Funding Event prior to the Term A-3 Funding Date, the Borrower shall, promptly after such Net Proceeds are received (and in no event later than two (2) Business Days after receipt), notify the Administrative Agent in writing of such receipt and concurrently with such notice, the Term A-3 Commitments shall automatically be reduced by an aggregate amount equal to 100% of such Net Proceeds. The Borrower may at any time terminate, or from time to time reduce, in each case without any premium or penalty, the Term A-3 Commitments; provided that each reduction of the Term A-3 Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000. The Borrower may at any

53

time terminate, or from time to time reduce, the Revolving Commitments; provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, the sum of the total Revolving Credit Exposures would exceed the aggregate Revolving Commitments. (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or other transactions specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. SECTION 2.10. Repayment of Loans and Amortization of Term A-1 Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to repay to the Administrative Agent (i) for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan on the Revolving Maturity Date, and (2) for the account of each Term A-1 Lender, on the last day of each March, June, September and December prior to the Term A-1 Maturity Date, Term A-1 Loans in an amount equal to the Applicable Amortization Percentage of the aggregate principal amount of the Term A-1 Loans actually funded on the Term A-1 Commitment Effective Date. To the extent not previously repaid, (i) all unpaid Term A-1 Loans shall be paid in full in Dollars by the Borrower on the Term A-1 Maturity Date, (ii) all unpaid Term A-2 Loans shall be paid in full in Dollars by the Borrower on the Term A-2 Maturity Date, and (iii) all unpaid Term A-3 Loans shall be paid in full in Dollars by the Borrower on the Term A-3 Maturity Date. “Applicable Amortization Percentage” means (i) 0.00% for each of the first twelve (12) consecutive amortization payments required to be made pursuant to this Section 2.101. starting from the Original Effective Date and (ii) 3.75% for each of the amortization payments required to be made pursuant to this Section 2.10(a) after the final amortization payment described in the foregoing clause (i). (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein absent manifest error; provided that the failure of any Lender or the Administrative Agent to 54 maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form. SECTION 2.11. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Revolving Borrowing or Term Loan Borrowing in whole or in part, subject to prior notice in accordance with the provisions of this Section 2.11. The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy or electronic mail) of any prepayment hereunder (i) in the case of prepayment of a EurodollarTerm Benchmark Revolving Borrowing, not later than 1:00 p.m., New York City time, three (3) U.S. Government Securities Business Days before the date of prepayment, (ii) in the case of prepayment of an RFR Borrowing, not later than 1:00 p.m., New York City time, five (5) U.S. Government Securities Business Days before the date of prepayment or (iiiii) in the case of prepayment of an ABR Borrowing, not later than 1:00 p.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Revolving Loans included in the prepaid Revolving Borrowing, and each voluntary prepayment of a Term Loan Borrowing shall be applied ratably to the Term Loans included in the prepaid Term Loan Borrowing and shall be applied to the remaining amortization payments under Section 2.10(a) in such order of application as directed by the Borrower (and, absent any such direction, shall be applied to the remaining amortization payments under Section 2.10(a) in the direct order of maturity thereof), and each mandatory prepayment of a Term Borrowing shall be applied in accordance with Section 2.11(c). Prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.13 and (ii) break funding payments pursuant to Section 2.16. If at any time the sum of the aggregate principal amount of all of the Revolving Credit Exposures exceeds the aggregate Revolving Commitment, the Borrower shall immediately repay Borrowings or cash collateralize LC Exposure in an account with the Administrative Agent pursuant to Section 2.06(j), as applicable, in an aggregate principal amount sufficient to cause the aggregate principal amount of all Revolving Credit Exposures to be less than or equal to the aggregate Revolving Commitment. (b) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any of its Subsidiaries in respect of any Prepayment Event, the Borrower shall, promptly after such Net Proceeds are received promptly (and in no event later than three (3) Business Days after receipt), prepay the Obligations as set forth in Section 2.11(c) below in an aggregate amount equal to 100% of such Net Proceeds. In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any of its Subsidiaries in respect of any Specified Mountaineer Funding Event, but only during the period commencing on the Term A-3 Funding Date, and ending on the ninetieth (90th) day thereafter, the Borrower shall, promptly after such Net Proceeds are 55 received (and in no event later than three (3) Business Days after receipt), prepay the Term A-3 Loans in an aggregate amount equal to 100% of such Net Proceeds. (c) All such amounts pursuant to Section 2.11(b) shall be applied ratably to the Term Loans; provided that with respect to such amounts applied to the Term A-1 Loans, such amounts shall be applied ratably to the remaining amortization payments under Section 2.10(a). SECTION 2.12. Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at a rate per annum equal to the applicable Applicable Rate (Applicable Commitment Fee Rate for Revolving Commitments) on the average daily amount of the Available Revolving Commitment of such Lender during the period from and including the Restatement Effective Date, to but excluding the date on which such Revolving Commitment terminates. The Borrower agrees to pay to the Administrative Agent for the account of each Term A-3 Lender a commitment fee, which shall accrue at a rate per annum equal to the applicable Applicable Rate (Applicable Commitment Fee Rate for Term A-3 Commitments) on the amount of the Term A-3 Commitment of such Lender during the period from and including the earlier of the 90th day after the Restatement Effective Date (unless the Term A-3 Commitment Termination Date has already occurred at such time) to the Term A-3 Commitment Termination Date. Subject to the foregoing sentences in this Section 2.12, accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments and Term A-3 Commitments, as applicable, terminate, commencing on the first such date to occur after the Restatement Effective Date. All commitment fees and ticking fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to EurodollarTerm Benchmark Revolving Loans on the average daily amount of such Revolving Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure and (ii) to the Issuing Bank for its own account a fronting fee, which shall accrue at the rate of 0.175% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) attributable to Letters of Credit issued by the Issuing Bank during the period from and including the Restatement Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees and commissions with respect to the issuance, amendment, cancellation, negotiation, transfer, presentment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Unless otherwise specified above, participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third (3rd) Business Day following such last day, commencing on the first such date to occur after the Restatement Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). 56

(c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent. (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the applicable Lenders. Fees paid shall not be refundable under any circumstances. SECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate. (b) The Loans comprising each EurodollarTerm Benchmark Borrowing shall bear interest at the Adjusted LIBOTerm SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. Each RFR Loan shall bear interest at a rate per annum equal to the Adjusted Daily Simple SOFR plus the Applicable Rate. (c) Notwithstanding the foregoing clauses (a) and (b), if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% per annum plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section. Notwithstanding the foregoing, during the occurrence and continuance of an Event of Default, the Administrative Agent or the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.02 requiring the consent of “each Lender directly affected thereby” for reductions in interest rates), declare that (i) all Loans shall bear interest at 2% per annum plus the rate otherwise applicable to such Loans as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount outstanding hereunder, such amount shall accrue at 2% per annum plus the rate applicable to such fee or other obligation as provided hereunder. (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any EurodollarTerm Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (e) All interest hereunderInterest shall be computed on the basis of a year of 360 days, except; provided that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in. In each case, interest shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. Any determination of the applicable Alternate Base Rate, Adjusted LIBOTerm SOFR Rate or LIBO Rate, Term SOFR Rate, Adjusted Daily Simple SOFR or Daily Simple 57

SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. SECTION 2.14. Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e), and (f) and (g) of this Section 2.14, if prior to the commencement of any Interest Period for a Eurodollar Borrowing: (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing that adequate and reasonable means do not exist for ascertaining the Adjusted LIBOTerm SOFR Rate or the LIBO Rate, as applicable (including, without limitation, because the LIBO ScreenTerm SOFR Reference Rate is not available or published on a current basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR; or (ii) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted LIBOTerm SOFR Rate orfor the LIBO Rate, as applicable, Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or Loan) included in such Borrowing for such Interest Period, or (B) at any time, the applicable Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mailthrough any Electronic System as provided in Section 9.01 as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a EurodollarTerm Benchmark Borrowing shall be ineffective and (B) if any Borrowing Request that requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (1) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above or (2) an ABR Borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.14(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Loan if the Adjusted Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above, on such day, and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute, an ABR Loan. 58

(b) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.14), if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (32) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (c) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (c) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may do so in its sole discretion. (dc) In connection with the implementation of a Benchmark Replacement, Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (ed) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause Section 2.14(de) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14. (fe) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the 59 then-current Benchmark is a term rate (including the Term SOFR or LIBO Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (gf) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to any Relevant Rate, the Borrower may revoke any request for a EurodollarTerm Benchmark Borrowing of, conversion to or continuation of EurodollarTerm Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans(A) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.14, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute, an ABR Loan. SECTION 2.15. Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; (ii) impose on any Lender or the Issuing Bank or the Londonapplicable offshore interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and 60

(C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting into or maintaining any Loan or of maintaining its obligation to make any such Loan or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder, whether of principal, interest or otherwise, then the Borrower will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within fifteen (15) days after receipt thereof. (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.16. Break Funding Payments. (a) . InWith respect to Loans that are not RFR Loans, in the event of (ai) the payment of any principal of any EurodollarTerm Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11), (bii) the conversion of any EurodollarTerm Benchmark Loan other than on the last day of the Interest Period applicable thereto, (ciii) the failure to borrow, convert, continue or prepay any EurodollarTerm Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.112.09(c) and is revoked in accordance therewith), or (div) the assignment of any EurodollarTerm Benchmark Loan other than on the 61 last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19 or Section 9.02(d), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in Dollars of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within fifteen (15) days after receipt thereof. (b) With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11 and is revoked in accordance therewith) or (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Borrower pursuant to Section 2.18, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within fifteen (15) days after receipt thereof. SECTION 2.17. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.17, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority 62 evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person: 63

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN-E or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed copy of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit C-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN-E or IRS Form W-8BEN; or (4) to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E or IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-2 or Exhibit C-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender 64 becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the 65 replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (i) Defined Terms. For purposes of this Section 2.17, the term “Lender” includes the Issuing Bank and the term “applicable law” includes FATCA. SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment or prepayment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., New York City time on the date when due or the date fixed for any prepayment hereunder, in immediately available funds, without set-off, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 10 South Dearborn Street, 7th Floor, Chicago, Illinois 60603, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars. (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. (c) During the continuance of an Event of Default, at the election of the Administrative Agent, all payments of principal, interest, LC Disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be deducted from any deposit account of the Borrower maintained with the Administrative Agent; provided, that in the case of reimbursement for fees and expenses, the Administrative Agent shall have previously provided the Borrower with an invoice setting forth any such amounts as provided for under Section 9.03. The Borrower hereby irrevocably authorizes, during the continuance of an Event of Default, the Administrative Agent to charge any deposit account of the Borrower maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents. (d) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the 66

Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (f) If any Lender shall fail to make any payment required to be made by it pursuant to 2.06(d) or (e), 2.07(b), 2.18(e) or 9.03(c), then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent or the Issuing Bank to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If (i) any Lender requests compensation under Section 2.15, (ii) the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or (iii) any Lender becomes a 67

Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.15 or 2.17) and obligations under the Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and if a Revolving Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto. SECTION 2.20. [Intentionally Omitted]. SECTION 2.21. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.12(a); (b) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 7.03 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Bank hereunder; third, to cash collateralize the Issuing Bank’s LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the Issuing Bank’s future LC Exposure with respect to such 68

Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders or the Issuing Bank as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.03 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto; (c) the Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided, that, except as otherwise provided in Section 9.02, this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender directly affected thereby; (d) if any LC Exposure exists at the time a Lender becomes a Defaulting Lender then: (i) all or any part of the LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that (x) such reallocation does not, as to any non-Defaulting Lender, cause such non-Defaulting Lender’s Revolving Credit Exposure to exceed its Revolving Commitment and (y) no Default or Event of Default has occurred and is continuing; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within three (3) Business Days following notice by the Administrative Agent, cash collateralize for the benefit of the Issuing Bank only the Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding; (iii) if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrower shall not be required 69 to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Sections 2.12(a) and 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; or (v) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all commitment fees that would otherwise have been payable to such Defaulting Lender (solely with respect to that portion of such Defaulting Lender’s Commitment that was utilized by such LC Exposure) and all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until such LC Exposure is cash collateralized and/or reallocated; (e) so long as any Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless the Issuing Bank is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.21(d), and participating interests in any such newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.21(d)(i) (and Defaulting Lenders shall not participate therein); (f) upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, in its sole discretion and in lieu of distributing such amounts to such Defaulting Lender, apply amounts which would otherwise be payable to a Defaulting Lender to satisfy in full or in part the Obligations owing to the Administrative Agent, the Issuing Bank and the non-Defaulting Lenders in accordance with the other provisions of this Agreement with the balance, if any, being applied to satisfy in full or in part to the Obligations owing to such Defaulting Lender; (g) neither the provisions of this Section 2.21, nor the provisions of any other Section of this Agreement relating to a Defaulting Lender, are intended by the parties hereto to constitute liquidated damages and, subject to the limitations contained in Section 9.03 regarding special, indirect, consequential and punitive damages, each of the Administrative Agent, the Issuing Bank, each non-Defaulting Lender and the Borrower hereby reserves its respective rights to proceed against any Defaulting Lender for any damages incurred as a result of it becoming a Defaulting Lender hereunder; and (h) for the avoidance of doubt, the Borrower shall not be liable to any Defaulting Lender as a result of any action taken by the Administrative Agent in accordance with the terms of this Section 2.21. If (i) a Bankruptcy Event or a Bail-In Action with respect to a Parent of any Lender shall occur following the Restatement Effective Date and for so long as such event shall continue or (ii) the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Issuing Bank shall not be required to 70 issue, amend or increase any Letter of Credit, unless the Issuing Bank shall have entered into arrangements with the Borrower or such Lender, satisfactory to the Issuing Bank to defease any risk to it in respect of such Lender hereunder. In the event that the Administrative Agent, the Borrower and the Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage and any amounts required to be on deposit pursuant to Section 2.21(d) shall be immediately remitted to the Borrower or as otherwise required pursuant to applicable law, rule or order. ARTICLE III REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Lenders that: SECTION 3.01. Organization; Powers; Subsidiaries. Each of the Borrower and its Subsidiaries is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. As of the Restatement Effective Date, Schedule 3.01 hereto identifies each Subsidiary, noting the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Borrower and the other Subsidiaries and, if such percentage is not 100% (excluding directors’ qualifying shares as required by law), a description of each class issued and outstanding. As of the Restatement Effective Date, all of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on Schedule 3.01 as owned by the Borrower or another Subsidiary are owned, beneficially and of record, by the Borrower or any Subsidiary free and clear of all Liens. As of the Restatement Effective Date, there are no outstanding commitments or other obligations of the Borrower or any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of the Borrower or any Subsidiary. SECTION 3.02. Authorization; Enforceability. The Transactions are within the Borrower’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational actions and, if required, actions by equity holders. The Loan Documents to which the Borrower is a party have been duly executed and delivered by the Borrower and constitute a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the 71

Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, material agreement or other material instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries. SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended September 30, 2018 reported on by Ernst & Young LLP. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP. (b) Since September 30, 2018, there has been no material adverse change in the business, assets, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole. SECTION 3.05. Properties. (a) Each of the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere in any material respect with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes. (b) Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and to the knowledge of the Borrower, the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.06. Litigation, Environmental and Labor Matters. (a) There are no actions, suits, proceedings or investigations by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement or the Transactions. (b) Except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability or (iii) has received notice of any claim with respect to any Environmental Liability. (c) There are no strikes, lockouts or slowdowns against the Borrower or any of its Subsidiaries pending or, to their knowledge, threatened that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. The hours worked by and payments made to employees of the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law relating to such matters that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. All material payments due from the Borrower or any of its Subsidiaries, or for which any claim may be made against the Borrower or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as liabilities on the books of the Borrower or 72 such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement under which the Borrower or any of its Subsidiaries is bound. SECTION 3.07. Compliance with Laws and Agreements. Each of the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.08. Investment Company Status. The Borrower is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. SECTION 3.09. Taxes. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves to the extent required by GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $250,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $250,000,000 the fair market value of the assets of all such underfunded Plans. SECTION 3.11. Disclosure. The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other written information furnished by or on behalf of the Borrower or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, the foregoing is hereby qualified to the extent of any projections or other “forward looking statements”, which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “projects”, “estimates”, or similar expressions; and provided, further, that any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also future looking statements; it being expressly understood and agreed that (i) forward looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning the Borrower and its Subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things, and (ii) such forward looking statements are not guarantees of future performance. As of the Restatement Effective Date, to the best knowledge of 73 the Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Restatement Effective Date to any Lender in connection with this Agreement is true and correct in all material respects. SECTION 3.12. Federal Reserve Regulations. No part of the proceeds of any Loan have been used or will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Federal Reserve Board, including Regulations T, U and X. SECTION 3.13. [Intentionally Omitted]. SECTION 3.14. No Default. No Default or Event of Default has occurred and is continuing. SECTION 3.15. [Intentionally Omitted]. SECTION 3.16. Solvency. (a) Immediately after giving effect to any Borrowing, the Borrower and its Subsidiaries, taken as a whole, are and will be Solvent as of the date of such Borrowing. (b) The Borrower does not intend to, nor does it intend to permit any of its Subsidiaries to, and the Borrower does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary. SECTION 3.17. Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or, to the knowledge of the Borrower or such Subsidiary, any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other Transactions will violate any Anti-Corruption Law or applicable Sanctions. SECTION 3.18. Affected Financial Institutions. The Borrower is not an Affected Financial Institution. SECTION 3.19. Plan Assets; Prohibited Transactions. None of the Borrower or any of its Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the Transactions, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. SECTION 3.20. Beneficial Ownership Certification. To the best knowledge of the Borrower, the information included in the Beneficial Ownership Certification (if any) is true and correct in all material respects. 74

ARTICLE IV CONDITIONS SECTION 4.01. Restatement Effective Date. Notwithstanding the execution and delivery of this Agreement on the date hereof, this Agreement shall not become effective, the Existing Credit Agreement shall not be superseded as provided in Section 1.07, and the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02): (a) The Administrative Agent (or its counsel) shall have received from each party hereto (including the Departing Lender) a counterpart of this Agreement signed on behalf of such party (which, subject to Section 9.06(b), may include any Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page). (b) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of (i) Latham & Watkins LLP, New York counsel for the Borrower, and (ii) in-house counsel for the Borrower, in each case, in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Borrower, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions. (c) The Lenders shall have received (i) audited consolidated financial statements of the Borrower, and of each of the Specified Subsidiaries, for the two most recent fiscal years ended prior to the Restatement Effective Date as to which such financial statements are publicly available, (ii) unaudited interim consolidated financial statements of the Borrower and of each Specified Subsidiary for each quarterly period ended subsequent to the date of the latest financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are publicly available and (iii) an annual consolidated and consolidating income statement and annual cash flow statement and key liquidity and debt projections through and including the Borrower’s 2024 fiscal year, in each case, based on the 2021 fiscal year budget and the plans for 2022 through 2024, as adjusted for the Mountaineer Acquisition and associated distributable cash flow, EBITDA projections, pro forma adjustments, adjustments for dividends by the Borrower, debt reductions and deferred taxes, together with such information as the Administrative Agent and the Lenders shall reasonably request (including, without limitation, a detailed description of the assumptions used in preparing such projections). (d) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the Transactions and any other legal matters relating to the Borrower, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel and as further described in the list of closing documents attached as Exhibit F. (e) The Administrative Agent shall have received, at least five (5) days prior to the Restatement Effective Date, (i) all documentation and other information regarding the Borrower requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of the Borrower at least ten (10) 75 days prior to the Restatement Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Restatement Effective Date, any Lender that has requested, in a written notice to the Borrower at least ten (10) days prior to the Restatement Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied). (f) The Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by a Responsible Officer, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.03. (g) The Administrative Agent and the Borrower shall have made arrangements for the payment, prior to or simultaneously with the initial Loans hereunder, of all interest, fees and premiums, if any, on all Loans outstanding (immediately prior to the Restatement Effective Date) under the Existing Credit Agreement (other than contingent indemnity obligations). (h) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder. The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. SECTION 4.02. Term A-3 Borrowings. The obligation of each Term A-3 Lender to make a Term A-3 Loan on the occasion of any Borrowing (other than the continuation or conversion of EurodollarTerm Benchmark Loans) of Term A-3 Loans on any date (the “Term A-3 Funding Date”), is subject to the satisfaction of the following conditions: (a) The Restatement Effective Date shall have occurred. (b) The Administrative Agent shall have received a certificate, dated the Term A-3 Funding Date and signed by a Responsible Officer, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.03. (c) The Administrative Agent shall have received a Borrowing Request in respect of the Term A-3 Loans requested by the Borrower. (d) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to such date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder. (e) The Lenders shall have received (i) unaudited interim consolidated financial statements of the Borrower and of each Specified Subsidiary for each quarterly period ended more than 45 days before the Term A-3 Funding Date for which financial statements have not been delivered pursuant to Section 4.01(c), and (ii) solely if the Term A-3 Funding Date occurs after September 30, 2021, an annual consolidated and consolidating income statement and annual cash flow statement and key liquidity and debt projections through and including the Borrower’s 2024 fiscal year, in each case, based on the 2021 fiscal year budget and the plans for 2022 through 2024, as adjusted for the Mountaineer Acquisition and associated distributable cash flow, EBITDA projections, pro forma adjustments, adjustments for dividends by the Borrower, debt reductions and deferred taxes, together 76 with such information as the Administrative Agent and the Lenders shall reasonably request (including, without limitation, a detailed description of the assumptions used in preparing such projections). (f) The Mountaineer Acquisition shall have been consummated, or substantially concurrently with the funding of the Term A-3 Loans on the Term A-3 Funding Date, shall be consummated, in all material respects pursuant to and on the terms set forth in the Mountaineer Acquisition Agreement; provided that no amendment, modification, consent or waiver of any term thereof (other than any such amendment, modification, consent or waiver that is not materially adverse to any interests of the Administrative Agent or any of the Lenders) shall be made or granted, as the case may be, without the prior written consent of the Administrative Agent (it being understood that any change in the cash consideration payable (excluding any decrease or increase of 10% or less) set forth in the Mountaineer Acquisition Agreement due to an amendment, modification, consent or waiver of any term thereof will require the prior written consent of the Administrative Agent). (g) Since June 30, 2020, there has not been any event, occurrence or development that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined in the Mountaineer Acquisition Agreement). (h) The Administrative Agent shall have received a solvency certificate from a Financial Officer confirming that the Borrower and its Subsidiaries, on a consolidated basis will, pro forma for the Mountaineer Acquisition, be Solvent. (i) Neither the Borrower nor any of its Subsidiaries shall have received any Net Proceeds in respect of any Specified Mountaineer Funding Event without having yet notified the Administrative Agent in writing of such receipt and concurrently with such notice, reducing the Term A-3 Commitments in accordance with Section 2.09(b). (j) The Term A-3 Commitment Termination Date shall not have occurred. SECTION 4.03. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than the continuation or conversion of EurodollarTerm Benchmark Loans), and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions: (a) The representations and warranties of the Borrower set forth in this Agreement shall be true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent such representations and warranties expressly relate to any earlier date, in which case such representations and warranties were true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) as of such earlier date. (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing. 77

(c) Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section. ARTICLE V AFFIRMATIVE COVENANTS Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated, in each case, without any pending draw, and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that: SECTION 5.01. Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent (and the Administrative Agent shall promptly provide the same to the Lenders): (a) within one hundred five (105) days after the end of each fiscal year of the Borrower (commencing with the fiscal year ending September 30, 2021), audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of each of the Borrower and each of the Specified Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception (other than a “going concern” qualification resulting solely from (i) an upcoming maturity date under any Indebtedness occurring within one year from the time such opinion is delivered or (ii) a breach or anticipated breach of financial covenants) and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis (or the applicable Specified Subsidiary and its Subsidiaries) in accordance with GAAP consistently applied except for inconsistencies resulting from changes in accounting principles and methods agreed to by the Borrower’s independent public accountants; (b) within fifty (50) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ended March 31, 2021), consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of each of the Borrower and each of the Specified Subsidiaries as of the end of and for the then elapsed portion of the fiscal year and, with respect to the statement of operations only, for such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries (or the applicable Specified Subsidiary and its Subsidiaries) on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes except for inconsistencies resulting from changes in accounting principles and methods agreed to by the Borrower’s independent public accountants; (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a 78

Default or Event of Default has occurred and, if a Default or Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.11 and a calculation of Consolidated Net Tangible Assets as of the last day of the applicable fiscal period of such financial statements, and (iii) stating whether any material change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; (d) as soon as available, but in any event not more than fifteen (15) days after being approved by the board of directors of the Borrower, and in no event later than November 15th of each fiscal year of the Borrower, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and funds flow statement) of each of the Borrower and each of the Specified Subsidiaries for the upcoming fiscal year in form previously delivered to the Administrative Agent; (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, if any, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, if any, as the case may be; and (f) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request. Documents required to be delivered pursuant to Section 5.01(a), (b) or (f) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that: (A) upon written request by the Administrative Agent (or any Lender through the Administrative Agent) to the Borrower, the Borrower shall deliver paper copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the compliance certificates required by clause (c) of this Section 5.01 to the Administrative Agent. SECTION 5.02. Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender as soon as reasonably practicable, and in any event no later than 79 five (5) Business Days, after a Responsible Officer obtains knowledge thereof written notice of the following: (a) the occurrence of any Default or Event of Default; (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Subsidiary that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and (e) any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification. Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 5.03. Existence; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to (i) preserve, renew and keep in full force and effect its legal existence, (ii) preserve, renew and keep in full force and effect the rights, qualifications, licenses, permits, privileges, franchises, governmental authorizations and intellectual property rights material to the conduct of its business, and (iii) maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to do so under clause (ii) or (iii) could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, Division, liquidation or dissolution permitted under Section 6.03. SECTION 5.04. Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with and as required by GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. SECTION 5.05. Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted; provided, however, that nothing shall prevent the Borrower or any Subsidiary from discontinuing the operation or maintenance of any property if such discontinuance is, in the reasonable business judgment of the Borrower or such Subsidiary, desirable in the conduct of the business of the Borrower or such Subsidiary and such discontinuance could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, and (b) maintain, with financially sound and reputable insurance companies, insurance in 80 such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses. SECTION 5.06. Books and Records; Inspection Rights. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its financial officers and, during the continuance of an Event of Default, its independent accountants, all at such reasonable times and as often as reasonably requested. The Borrower acknowledges that the Administrative Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain reports pertaining to the Borrower and its Subsidiaries’ assets for internal use by the Administrative Agent and the Lenders. SECTION 5.07. Compliance with Laws and Material Contractual Obligations. The Borrower will, and will cause each of its Subsidiaries to, (i) comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including without limitation Environmental Laws) and (ii) perform in all material respects its obligations under agreements to which it is a party, in each case except where the failure to do so under clause (i) and (ii), individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. SECTION 5.08. Use of Proceeds. The proceeds of the Revolving Loans will be used only to finance working capital needs, and for general corporate purposes, of the Borrower and its Subsidiaries in the ordinary course of business. The proceeds of the Term A-1 Loans were used only to finance a portion of the AmeriGas Acquisition. The proceeds of the Term A-2 Loans were used for the funding of a portion of the Midstream Acquisition and for general corporate purposes. The proceeds of the Term A-3 Loans will be used only to (i) finance a portion of the Mountaineer Acquisition and (ii) finance working capital needs, and for general corporate purposes, of the Borrower and its Subsidiaries in the ordinary course of business. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Federal Reserve Board, including Regulations T, U and X. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. ARTICLE VI NEGATIVE COVENANTS Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or 81 terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that: SECTION 6.01. Indebtedness. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except: (a) the Obligations; (b) Indebtedness incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement, (ii) the aggregate principal amount of Indebtedness permitted by this clause (b) shall not exceed the greater of (A) $200,000,000 and (B) 2.00% of Consolidated Net Tangible Assets, determined on a pro forma basis as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements were required to be delivered pursuant to Section 5.01, at any time outstanding and (iii) with respect to Indebtedness incurred by the Borrower pursuant to this clause (b), (x) such Indebtedness shall be of the type described in clauses (a), (b), (c) or (h) of the definition of “Indebtedness” or, if solely in connection with any Capital Lease Obligations, such Indebtedness shall be of the type described in clauses (d) or (e) of the definition of “Indebtedness” (and for the avoidance of doubt, no Guarantee by the Borrower of Indebtedness of any other Person shall be permitted under this clause (b)) and (y) the aggregate principal amount of all such Indebtedness shall not exceed $50,000,000 at any time outstanding; (c) so long as the Indebtedness Incurrence Conditions shall be satisfied at the time of incurrence of such Indebtedness, Indebtedness of a Subsidiary of the Borrower incurred pursuant to Permitted Receivables Facilities; provided that the aggregate principal amount of Attributable Receivables Indebtedness thereunder shall not exceed the greater of (i) $500,000,000 and (ii) 5.00% of Consolidated Net Tangible Assets, determined on a pro forma basis as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements were required to be delivered pursuant to Section 5.01, at any time outstanding; (d) Indebtedness existing on the date hereof and set forth on Schedule 6.01 and extensions, renewals, refinanced and replacements of any such Indebtedness, provided that any such extended, renewed, refinanced or replaced Indebtedness shall not increase the principal amount (and, in the case of Indebtedness consisting, in whole or in part, of unused revolving commitments, the applicable amount thereof) except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, any Liens securing such Indebtedness shall not be extended to any additional property of the Borrower or any Subsidiary, none of the Borrower or any Subsidiary that is not originally obligated with respect to repayment of the original Indebtedness is required to become obligated with respect to such Indebtedness, such Indebtedness shall not shorten the average weighted maturity of the original Indebtedness and if the original Indebtedness was subordinated in right of payment to the Obligations, then the terms and conditions of such Indebtedness must include subordination 82 terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to the original Indebtedness; (e) so long as the Indebtedness Incurrence Conditions shall be satisfied at the time of incurrence of such Indebtedness, additional Indebtedness of the Borrower and its Subsidiaries; and (f) letters of credit, letters of guaranty, bankers’ acceptances, surety bonds and other similar bond obligations; provided that with respect to any such Indebtedness incurred in any transaction or series of related transactions having an aggregate value in excess of $50,000,000 the Indebtedness Incurrence Conditions shall be satisfied at the time of incurrence of such Indebtedness. SECTION 6.02. Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except: (a) Permitted Encumbrances; (b) any Lien on any property or asset of the Borrower or any Subsidiary existing on the Restatement Effective Date and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the Restatement Effective Date (and, in the case of Indebtedness consisting, in whole or in part, of unused revolving commitments, the applicable amount thereof) and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the Restatement Effective Date prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (d) Liens on fixed or capital assets acquired, constructed or improved, in each case by the Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (b) of Section 6.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary; (e) Liens on any property or assets of a Subsidiary of the Borrower arising under Permitted Receivables Facilities; 83

(f) Liens on assets not otherwise permitted hereunder which secure obligations not constituting Indebtedness so long as the aggregate amount of the obligations secured thereby does not at any time exceed $50,000,000; (g) any Lien on deposits made on account of Swap Agreements from time to time in the ordinary course of the business of the Borrower and its Subsidiaries consistent with past practice; (h) Liens on assets of the Borrower’s Subsidiaries not otherwise permitted hereunder which secure Indebtedness permitted by clause (e) of Section 6.01; and (i) solely with respect to the Specified Equity Units, Liens of the type described in clause (c) in the definition of “Liens”. SECTION 6.03. Fundamental Changes and Asset Sales. (a) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, consummate a Division as the Dividing Person, or otherwise Dispose of any of its assets (including pursuant to a Sale and Leaseback Transaction), or any of the Equity Interests of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, (x) any Subsidiary of the Borrower may sell Receivables under (i) Permitted Receivables Facilities (subject to the limitation set forth in Section 6.01(c)) and (ii) A/R Purchase Programs; (y) the Borrower may issue the Specified Equity Units pursuant to definitive documentation substantially similar to precedent previously identified by the Borrower to the Administrative Agent (unless otherwise mutually agreed by the Borrower and the Administrative Agent); and (z) if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing: (i) any Person may merge into the Borrower in a transaction in which the Borrower is the surviving corporation; (ii) any Subsidiary may merge into another Subsidiary of the Borrower; (iii) any Subsidiary may sell, transfer, lease or otherwise Dispose of its assets to the Borrower or another Subsidiary of the Borrower; (iv) the Borrower’s Subsidiaries may: (A) Dispose of inventory in the ordinary course of business, (B) Dispose of storage or pipeline capacity in the ordinary course of business, (C) effect sales, trade-ins or other Dispositions of used, obsolete, worn-out or surplus equipment for value in the ordinary course of business consistent with past practice, (D) enter into licenses of technology in the ordinary course of business, 84

(E) Dispose of Investments in cash and Permitted Investments in the ordinary course of business, (F) enter into leases, subleases, licenses or sublicenses of real or personal property granted by any Subsidiary of the Borrower to others in the ordinary course of business not interfering in any material respect with the business of the Borrower or any of its Subsidiaries, (G) effect Dispositions in connection with any theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective properties; and (H) effect the write-off of good will or other intangibles in the ordinary course of business; (v) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; (vi) the Borrower and the Subsidiaries may engage in any transactions constituting Restricted Payments to the extent permitted under Section 6.07 and Investments to the extent permitted under Section 6.04; and (vii) any Subsidiary of the Borrower may merge into or consolidated with any other Person, or permit any other Person to merge into or consolidate with it, or consummate a Division as the Dividing Person, or the Borrower or any of its Subsidiaries may Dispose of its assets (including pursuant to a Sale and Leaseback Transaction or any of the Equity Interests of any of its Subsidiaries (in each case whether now owned or hereafter acquired)), provided that after giving effect to such transaction or series of transactions the Borrower shall be in compliance on a pro forma basis with the financial covenant contained in Section 6.11(a) recalculated as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements were required to be delivered pursuant to Section 5.01, as if such transaction or series of transactions had occurred on the first day of the relevant period for testing such compliance, and, to the extent any such transaction have value greater than or equal to $250,000,000 the Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders a certificate of a Financial Officer evidencing the continued compliance with the terms and conditions of this Agreement and the other Loan Documents in form and substance reasonably acceptable to the Administrative Agent; provided that any such merger or consolidation or Division involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger or consolidation or Division shall not be permitted unless it is also permitted by Section 6.04. (b) The Borrower will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto. (c) The Borrower will not, nor will it permit any of its Subsidiaries to, change its fiscal year from the basis in effect on the Restatement Effective Date. 85

SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger or consolidation with, or as a Division Successor pursuant to the Division of, any Person that was not a wholly owned Subsidiary prior to such merger or consolidation or Division) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any Person or any assets of any other Person constituting a business unit (each of the foregoing, an “Investment”), except: (a) Permitted Investments; (b) Any Investments existing on the Restatement Effective Date and set forth in Schedule 6.04; (c) Permitted Acquisitions; (d) Investments by the Borrower and its Subsidiaries existing on the date hereof in the capital stock of its Subsidiaries; (e) Investments made by the Borrower in or to any Subsidiary and made by any Subsidiary in or to the Borrower or any other Subsidiary; (f) Guarantees constituting Indebtedness permitted by Section 6.01; (g) Investments acquired by reason of the exercise of customary creditor’s rights upon default or pursuant to the bankruptcy, insolvency or reorganization of an account debtor of the Borrower or any Subsidiary; (h) Investments by the Borrower or any Subsidiary pursuant to any Swap Agreements to the extent permitted under Section 6.05; (i) Investments arising out of extensions of trade credit or advances to third parties in the ordinary course of business; (j) Investments under any Specified Equity Units (including, for the avoidance of doubt, the purchase of treasury or similar securities in connection with the remarketing of any Equity Interest forming part of any Specified Equity Units as contemplated by the second sentence of the definition of “Specified Equity Units”); provided that any cash consideration paid by the Borrower or any Subsidiary in respect of any such Investments shall be subject to the restrictions under clause (k) below and Section 6.07(i); and (k) additional Investments not otherwise permitted hereunder, provided that (x) immediately prior to each such Investment no Default or Event of Default is or would be in existence and (y) after giving effect to each such Investment the Borrower shall be in compliance on a pro forma basis with the financial covenant contained in Section 6.11(a) recalculated as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements were required to be delivered pursuant to Section 5.01, as if such transaction or series of transactions had occurred on the first day of the relevant period for testing such compliance, and, to the extent any such Investment have value greater than or equal to $250,000,000 the Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders 86 a certificate of a Financial Officer evidencing the continued compliance with the terms and conditions of this Agreement and the other Loan Documents in form and substance reasonably acceptable to the Administrative Agent. SECTION 6.05. Swap Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of the Borrower or any of its Subsidiaries) and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary. SECTION 6.06. Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Borrower and its wholly owned Subsidiaries not involving any other Affiliate, (c) in the ordinary course of business consistent with past practices for the provision of general and customary corporate services, (d) any Restricted Payment permitted by Section 6.07, (e) any Investment permitted under Section 6.04, (f) payments to or from, and transactions with, joint ventures (to the extent any such joint venture is an Affiliate solely as a result of Investments by the Borrower or any Subsidiary in such joint venture) in the ordinary course of business to the extent otherwise permitted under Section 6.04, (g) transactions pursuant to agreements, instruments or arrangements in existence on the Restatement Effective Date and set forth in Schedule 6.06 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect or could otherwise reasonably be expected to have a Material Adverse Effect, (h) Permitted Receivables Facilities with Receivables Entities, (i) employment and severance arrangements (including stock option plans, restricted stock agreements and employee benefit plans and arrangements) with their respective officers and employees in the ordinary course of business, (j) payment of customary fees and reasonable out of pocket costs to, and indemnities for the benefit of, directors, officers and employees of the Borrower and its Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and its Subsidiaries, (k) any transaction that is approved by a majority of the disinterested directors of the board of directors of the Borrower or such Subsidiary, as applicable, and (l) transactions in the ordinary course of business in connection with reinsuring the self-insurance programs or other similar forms of retained insurable risks of the business operated by the Borrower, its Subsidiaries and its Affiliates. SECTION 6.07. Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends, distributions or similar payments with respect to its Equity Interests and/or Specified Equity Units (including, for the avoidance of doubt, contract adjustment payments on any Specified Purchase Contract Agreement), in each case payable solely in shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, (d) Dispositions permitted by Section 6.03, (e) Investments permitted by Section 6.04 (other than Investments under Section 6.04(j)), (f) Restricted Payments in respect of any Specified Equity Units, provided that any such Restricted Payments constituting cash payments shall be subject to the restrictions under Section 6.04(k) and clause (i) below, (g) the issuance of Equity Interests (other than Redeemable Stock) upon the conversion, exchange, exercise or settlement of any security (including, for the 87 avoidance of doubt, the issuance of such Equity Interests in settlement of any Specified Purchase Contract Agreement), (h) the payment of cash in lieu of the issuance of any fractional Equity Interest in connection with any issuance referred to in clause (a) or (g) above, and (i) the Borrower and its Subsidiaries may make any other Restricted Payment so long as (i) no Default or Event of Default has occurred and is continuing prior to making such Restricted Payment or would arise after giving effect (including giving effect on a pro forma basis) thereto and (ii) the Borrower is in compliance, on a pro forma basis after giving effect to such Restricted Payment, with the financial covenant contained in Section 6.11(a) recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements were required to be delivered pursuant to Section 5.01, as if such Restricted Payment had occurred on the first day of each relevant period for testing such compliance. SECTION 6.08. Restrictive Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to holders of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law, regulation or any regulatory body or by any Loan Document, (ii) the foregoing shall not apply to restrictions or conditions contained in the Permitted Receivables Facility Documents or in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold in a sale permitted hereunder, (iii) clause (a) of the foregoing shall not apply to (A) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (B) customary provisions in leases and other contracts restricting the assignment thereof, (C) customary security requirements imposed by any agreement related to Indebtedness permitted by this Agreement, (D) restrictions or conditions contained in any agreements previously disclosed to the Lenders as of, and existing on, the Restatement Effective Date and (E) restrictions or conditions contained in any Indebtedness permitted by this Agreement so long as the scope of such restrictions or conditions are not more restrictive than the restrictions and conditions permitted pursuant to the preceding clause (D), and (iv) the foregoing shall not apply to customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 6.04 and applicable solely to such joint venture. SECTION 6.09. [Intentionally Omitted]. SECTION 6.10. Sale and Leaseback Transactions. The Borrower shall not, nor shall it permit any Subsidiary to, enter into any Sale and Leaseback Transaction unless the Borrower is in compliance, on a pro forma basis after giving effect to such transaction, with the financial covenant contained in Section 6.11(a) recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements were required to be delivered pursuant to Section 5.01, as if such transaction had occurred on the first day of each relevant period for testing such compliance. SECTION 6.11. Financial Covenants. (a) Maximum Net Leverage Ratio. The Borrower will not permit the ratio (the “Net Leverage Ratio”), determined as of the end of each of its fiscal quarters ending on and after September 30, 2019, of (i) Consolidated Net Indebtedness to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Borrower and 88 its Subsidiaries on a consolidated basis, to be greater than 4.50 to 1.00, or, during an Acquisition Period, including the applicable period following the Mountaineer Acquisition, 4.75 to 1.00. (b) Minimum Interest Coverage Ratio. Other than during any period after the Election Date that the Borrower shall maintain Index Debt Ratings of (i) Baa3 or BBB- from both of Moody’s and Fitch, as applicable, or (ii) Baa2 or higher or BBB or higher from either Moody’s or Fitch, as applicable, the Borrower will not permit the ratio (the “Interest Coverage Ratio”), determined as of the end of each of its fiscal quarters during such period, of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense, in each case for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be less than 3.50 to 1.00. ARTICLE VII EVENTS OF DEFAULT SECTION 7.01.Events of Default. If any of the following events (“Events of Default”) shall occur: (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days; (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect (or any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall prove to have been incorrect in any respect) when made or deemed made; (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to the Borrower’s existence) or 5.08 or in Article VI; (e) the Borrower or any Subsidiary, as applicable, shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or any other Loan Document, and such failure shall continue unremedied for a period of thirty (30) days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender); (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable and such failure to pay shall continue after the 89 applicable grace period, if any, specified in the agreement or instrument relating to such Material Indebtedness; (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after the expiration of any applicable grace or cure period and with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; (i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (j) the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; (k) one or more judgments for the payment of money in an aggregate amount in excess of $125,000,000 (net of any amount covered by insurance by an insurance company that has not disclaimed coverage therefor) shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of sixty (60) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment; (l) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (m) a Change in Control shall occur; or (n) any material provision of any Loan Document for any reason (other than as a result of an act or failure to act by any Credit Party) ceases to be valid, binding and enforceable 90 in accordance with its terms (or the Borrower or any Subsidiary shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms). SECTION 7.02.Remedies Upon an Event of Default If an Event of Default occurs (other than an event with respect to the Borrower described in Sections 7.01(h) or 7.01(i)), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times, and any other remedies available to the Administrative Agent under this Agreement: (i) terminate the Commitments (including the Letter of Credit Commitments), and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations of the Borrower accrued hereunder and under the other Loan Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in Sections 7.01(h) or 7.01(i), the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations accrued hereunder and under the other Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. SECTION 7.03.ebitdApplicationApplication of Payments. SECTION 7.04. . (a) Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default, and notice thereof to the Administrative Agent by the Borrower or the Required Lenders, all payments received on account of the Obligations shall, subject to Section 2.21, be applied by the Administrative Agent as follows. (i) first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent (including fees and disbursements and other charges of counsel to the Administrative Agent payable under Section 9.03 and amounts pursuant to Section 2.12(c) payable to the Administrative Agent in its capacity as such); (ii) second, to payment of that portion of the Obligations constituting fees, expenses, indemnities and other amounts (other than principal, reimbursement obligations in respect of LC Disbursements, interest and Letter of Credit fees) payable to the Lenders and the Issuing Bank (including fees and disbursements and other charges of counsel to the Lenders and the Issuing Bank payable under Section 9.03) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them; (iii) third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit fees and charges and interest on the Loans and unreimbursed LC Disbursements, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this clause (iii) payable to them; 91

(iv) fourth, (A) to payment of that portion of the Obligations constituting unpaid principal of the Loans and unreimbursed LC Disbursements and (B) to cash collateralize that portion of LC Exposure comprising the undrawn amount of Letters of Credit to the extent not otherwise cash collateralized by the Borrower pursuant to Section 2.06 or 2.21, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this clause (iv) payable to them; provided that (x) any such amounts applied pursuant to subclause (B) above shall be paid to the Administrative Agent for the ratable account of the applicable Issuing Bank to cash collateralize Obligations in respect of Letters of Credit, (y) subject to Section 2.06 or 2.21, amounts used to cash collateralize the aggregate amount of Letters of Credit pursuant to this clause (iv) shall be used to satisfy drawings under such Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit (without any pending drawings), the pro rata share of cash collateral shall be distributed to the other Obligations, if any, in the order set forth in this Section 7.03; (v) fifth, to the payment in full of all other Obligations, in each case ratably among the Administrative Agent, the Lenders and the Issuing Bank based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and (vi) finally, the balance, if any, after all Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by law; and (b) if any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired (without any pending drawings), such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. ARTICLE VIII THE ADMINISTRATIVE AGENT SECTION 8.01.Authorization and Action. (a) Each Lender and the Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent under the Loan Documents and each Lender and the Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender and the Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and the Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Bank with respect to such action or (ii) is contrary to this Agreement 92 or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Bank (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuing Bank or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and the transactions contemplated hereby; (ii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account; (d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. 93

(e) None of any syndication agent, any documentation agent or any arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. (f) In case of the pendency of any proceeding with respect to the Borrower under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any other obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Bank and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender and each Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Bank, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding. (g) The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Bank, and, except solely to the extent of the Borrower’s rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Borrower or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. SECTION 8.02.Administrative Agent’s Reliance, Indemnification, Etc. (a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, 94 enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. (b) The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by the Borrower, a Lender or the Issuing Bank, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. (c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Borrower), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made by or on behalf of the Borrower in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). SECTION 8.03.Posting of Communications. (a) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Bank by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Restatement Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the Issuing Bank and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any 95

Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, the Issuing Bank and the Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER, ANY CO-DOCUMENTATION AGENT, ANY SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO THE BORROWER, ANY LENDER, THE ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform. (d) Each Lender and Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (e) Each of the Lenders, the Issuing Bank and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. SECTION 8.04.The Administrative Agent Individually. With respect to its Commitment, Loans, Letter of Credit Commitments and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to 96 the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms “Issuing Bank”, “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, the Borrower, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Bank. SECTION 8.05.Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders, the Issuing Bank and the Borrower, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. (b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Bank and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (i) above. SECTION 8.06.Acknowledgments of Lenders and Issuing Bank. (a) Each Lender represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of 97 its business and that it has, independently and without reliance upon the Administrative Agent, any arranger, any syndication agent, any documentation agent or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any arranger, any syndication agent, any documentation agent or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, by delivering its signature page to this Agreement on the Restatement Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Restatement Effective Date. (c) (i) Each Lender and Issuing Bank hereby agrees that (x) if the Administrative Agent notifies such Lender or Issuing Bank that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or Issuing Bank, as applicable, from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender or Issuing Bank (whether or not known to such Lender or Issuing Bank), and demands the return of such Payment (or a portion thereof), such Lender or Issuing Bank, as applicable, shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Bank, as applicable, to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, no Lender or Issuing Bank shall assert, and each hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender or Issuing Bank under this Section 8.06(c) shall be conclusive, absent manifest error. (ii) Each Lender and Issuing Bank hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender and Issuing Bank agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or Issuing Bank, as applicable, shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a 98 demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Bank, as applicable, to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with customary banking industry rules on interbank compensation from time to time in effect. (iii) The Borrower hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender or Issuing Bank that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or Issuing Bank, as applicable, with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower except, in each case, to the extent such Payment is, and solely with respect to the amount of such Payment that is, comprised of funds of the Borrower (including, for the avoidance of doubt, the proceeds of any financing or contribution incurred or obtained by the Borrower). (iv) Each party’s obligations under this Section 8.06(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender or the Issuing Bank, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. SECTION 8.07.Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to 99 such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that none of the Administrative Agent, or any arranger, any syndication agent, any documentation agent or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). The Administrative Agent, and each arranger, syndication agent, and documentation agent hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. ARTICLE IX MISCELLANEOUS SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows: (i) if to the Borrower, to it at 460 North Gulph Road, King of Prussia, Pennsylvania 19406, Attention: Treasurer; Telephone No. (610) 992-3201; Email Address: richj@ugicorp.com; (ii) if to the Administrative Agent or Swingline Lender: 100

JPMorgan Chase Bank, N.A. 131 S Dearborn St, Floor 04 Chicago, IL, 60603-5506 Attention: Loan and Agency Servicing Email: jpm.agency.cri@jpmorgan.com (ii) if to the Administrative Agent for any credit-related matters, to JPMorgan Chase Bank, N.A., 12 Main St., 5th Floor, Mail Code TX2-S038, Houston, TX, 77002, Attention: Anson D. Williams; Email Address: anson.d.williams@jpmorgan.com; Agency Withholding Tax Inquiries: Email: agency.tax.reporting@jpmorgan.com (iii) if to the Issuing Bank, to it at JPMorgan Chase Bank, N.A., 300 S. Riverside Plaza, Mail Code: IL 1-0236, Chicago, IL 60606-0236, Attention: Global Trade Services; Email Address: GTS.Client.Services@jpmchase.com; with a copy to JPMorgan Chase Bank, N.A., 12 Main St., 5th Floor, Mail Code TX2-S038, Houston, TX, 77002, Attention: Anson D. Williams; Email Address: anson.d.williams@jpmorgan.com; Agency Compliance/Financials/Intralinks: Email: covenant.compliance@jpmchase.com (iii) If to the Issuing Bank: JPMorgan Chase Bank, N.A. 131 S Dearborn St., Floor 04 Chicago, IL, 60603-5506 Attention: LC Agency Team Telephone: 800-364-1969 Fax: 856-294-5267 Email: Chicago.lc.agency.activity.team@jpmchase.com With a copy to: (iv) if to the Administrative Agent for any loan-related matters, to JPMorgan Chase Bank, N.A., 10 131 S. Dearborn St., L2 Floor, 04 Chicago, IL 60603, 60603-5506 Attention: Charitra Shetty; Facsimile No. (888) 292-9533; Email Addresses: charitra.shetty@chase.com and Loan and Agency Servicing Email: jpm.agency.cri@chase.comschke@jpmorgan.com); and (iv) (v) if to any Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through Approved Electronic Platforms, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). 101

(b) Notices and other communications to the Lenders and the Issuing Bank hereunder may be delivered or furnished by using an Approved Electronic Platform pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Any party hereto may change its address or telecopy number or email address for notices and other communications hereunder by notice to the other parties hereto. SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. (b) Subject to SectionSections 2.14(b), and (c) and (d), neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby (except that (A) any amendment or modification of the financial covenants in this Agreement (or defined terms used in the financial covenants in this Agreement) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (ii) and (B) only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the rate set forth in Section 2.13(c) during the continuance of an Event of Default), (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any 102

Commitment, without the written consent of each Lender directly affected thereby (other than any reduction of the amount of, or any extension of the payment date for, the mandatory prepayments required under Section 2.11, in each case which shall only require the approval of the Required Lenders), (iv) change Section 2.09(c), 2.18(b) or (d) in a manner that would alter the ratable reduction of Commitments or pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change the payment waterfall provisions of Section 2.21(b) or 7.03 without the written consent of each Lender, or (vi) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank hereunder without the prior written consent of the Administrative Agent or the Issuing Bank, as the case may be (it being understood that any change to Section 2.21 shall require the consent of the Administrative Agent and the Issuing Bank); provided further, that no such agreement shall amend or modify the provisions of Section 2.06 or any letter of credit application and any bilateral agreement between the Borrower and the Issuing Bank regarding the Issuing Bank’s Letter of Credit Commitment or the respective rights and obligations between the Borrower and the Issuing Bank in connection with the issuance of Letters of Credit without the prior written consent of the Administrative Agent and the Issuing Bank, respectively. Notwithstanding the foregoing, no consent with respect to any amendment, waiver or other modification of this Agreement shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii) or (iii) of the first proviso of this paragraph and then only in the event such Defaulting Lender shall be directly affected by such amendment, waiver or other modification. (c) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender directly affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Lender”), then the Borrower may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, and (ii) the Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender. (d) If the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its 103

Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all documented out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the documented fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement of its rights in connection with this Agreement and any other Loan Document, including its rights under this Section. (b) The Borrower shall indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, penalties, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation, arbitration or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation, arbitration or proceeding is brought by the Borrower or its respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) arise from a dispute that does not involve any action or omission by the Borrower or any of its Affiliates and is solely among the Indemnitees (other than any claims against an Indemnitee in its capacity as Administrative Agent or lead arranger) or (y) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or, pursuant to a claim brought by the Borrower against such Indemnitee, for breach in bad faith of such Indemnitee’s material obligations hereunder. The Borrower shall not be liable for any settlement of any claim, litigation, investigation, arbitration or proceeding if such settlement is effected without its consent (which consent shall not be unreasonably withheld, conditioned or delayed), but if settled with the Borrower’s written consent or if there is a final judgment in any such claim, litigation, investigation, arbitration or proceeding, the Borrower agrees to indemnify and hold harmless each Indemnitee from and against all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel by reason of such settlement or judgment in accordance with the foregoing. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim. (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Issuing Bank, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or 104 indemnity payment is sought) of such unpaid amount (it being understood that the Borrower’s failure to pay any such amount shall not relieve the Borrower of any default in the payment thereof); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Issuing Bank in its capacity as such. (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof. (e) All amounts due under this Section shall be payable not later than fifteen (15) days after written demand therefor, including in all cases reasonably detailed invoices relating thereto. SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of: (A) the Borrower (provided, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof); provided, further, that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender (other than an Approved Fund) or, if an Event of Default has occurred and is continuing, any other assignee; (B) the Administrative Agent; provided, that (x) no consent of the Administrative Agent shall be required for an assignment of any Commitment to an assignee that is a Lender (other than a Defaulting Lender) with a Commitment immediately prior to giving effect to such assignment, and (y) no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; and 105

(C) the Issuing Bank; provided that no consent of the Issuing Bank shall be required for an assignment of all or any portion of a Term Loan. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent to a lesser amount, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans; (C) the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500, such fee to be paid by either the assigning Lender or the assignee Lender or shared between such Lenders; (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Affiliates and their Related Parties or their respective securities, subject to Section 9.12) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws; and (E) without the prior written consent of the Administrative Agent, no assignment shall be made to a prospective assignee that bears a relationship to the Borrower described in Section 108(e)(4) of the Code. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this 106

Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to 2.06(d) or (e), 2.07(b), 2.18(e) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) Any Lender may, without the consent of, or notice to, the Borrower, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a “Participant”), other than an Ineligible Institution, in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; (C) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement; and (D) without the prior written consent of the Administrative Agent, no participation shall be sold to a prospective participant that bears a relationship to the Borrower described in Section 108(e)(4) of the Code. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) shall be subject to the requirements and limitations therein, including the requirements under Section 2.17(f) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating 107

Lender); (B) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (C) shall not be entitled to receive any greater payment under Sections 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof. SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to (i) fees payable to the Administrative Agent and (ii) the reductions of the Letter of Credit Commitment of any Issuing Bank constitute the entire contract among the parties relating 108 to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders and Issuing Bank shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent, any Lender or Issuing Bank, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Issuing Bank, and the Borrower, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders and Issuing Bank may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Indemnitee for any Liabilities arising solely from the Administrative Agent’s, any Lender’s and/or any Issuing Bank’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 109

SECTION 9.07. Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated) at any time held, and other obligations at any time owing, by such Lender, the Issuing Bank or any such Affiliate, to or for the credit or the account of the Borrower against any and all of the Obligations now or hereafter existing under this Agreement or any other Loan Document to such Lender or the Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, the Issuing Bank or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or the Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.21 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Bank, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank or their respective Affiliates may have. Each Lender and the Issuing Bank agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement and the other Loan Documents shall be construed in accordance with and governed by the law of the State of New York. (b) Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Lender or the Issuing Bank relating to this Agreement, any other Loan Document or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York. (c) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of 110 the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction. (d) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (e) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors who are directly involved with the Transactions, and, solely in connection with any Lender’s credit risk insurance, insurance brokers, insurers and reinsurers (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective 111 counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided for herein or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facilities provided for herein, (h) with the consent of the Borrower or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrower after the Restatement Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 9.13. Material Non-Public Information. (a) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS AFFILIATES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. (b) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER AND ITS RELATED PARTIES OR ITS RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. SECTION 9.14. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act of 2001 (the “Patriot Act”) hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act. 112

SECTION 9.15. [Intentionally Omitted]. SECTION 9.16. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender. SECTION 9.17. No Advisory or Fiduciary Responsibility. (a) The Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrower with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, the Borrower or any other person. The Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, the Borrower acknowledges and agrees that no Credit Party is advising the Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan Documents, and the Credit Parties shall have no responsibility or liability to the Borrower with respect thereto. (b) The Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrower and other companies with which it may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. (c) In addition, the Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrower or its Subsidiaries may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from the Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrower in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. The Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions 113 contemplated by the Loan Documents, or to furnish to the Borrower, confidential information obtained from other companies. SECTION 9.18. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 9.19. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the 114

United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [Signature Pages Follow] 115